                            SOGEN INTERNATIONAL FUND
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                                SOGEN MONEY FUND
                      ----------------------------------

                                      [LOGO]


   This document contains the prospectuses for SoGen International Fund, Inc. and SoGen Funds, Inc. (individually a "Company" or together the "Companies"), each of which is an open-end management investment company. SoGen International Fund, Inc. has a single portfolio, SoGen Interna-tional Fund. SoGen Funds, Inc. is a series fund currently comprising three portfolios, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund.

                      ----------------------------------
                                  Prospectuses
                                 July 31, 1997

                      [This Page Left Blank Intentionally]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SoGen International Fund, Inc. Prospectus
 Fee Table.................................................................   4
 Financial Highlights......................................................   5
 Organization of the Company...............................................   6
 Investment Objective, Policy and Restrictions.............................   6
 Risk Factors..............................................................   8
SoGen Funds, Inc. Prospectus
 Fee Table.................................................................  13
 Financial Highlights......................................................  14
 Organization of the Company...............................................  16
 Overseas Fund Investment Objective and Policies...........................  16
 Gold Fund Investment Objective and Policies...............................  17
 Money Fund Investment Objective and Policies..............................  18
 Investment Restrictions...................................................  20
 Implementation of Policies and Risks......................................  21
Management of the Companies................................................  27
Capital Stock..............................................................  28
Dividends, Capital Gains Distributions and Taxes...........................  29
Performance and Yield Information..........................................  31
Net Asset Value............................................................  32
How to Purchase Shares.....................................................  32
How to Redeem Shares.......................................................  37
Shareholder Services.......................................................  40
Inquiries..................................................................  43
Shareholders' Reference Guide..............................................  44

                            ----------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THESE PROSPECTUSES AND THE STATEMENTS OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SOGEN INTERNATIONAL FUND, INC. OR SOGEN FUNDS, INC. THESE PROSPECTUSES DO NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                      [This Page Left Blank Intentionally]

PROSPECTUS

                           SOGEN INTERNATIONAL FUND
                       ---------------------------------

                                     LOGO

                1221 AVENUE OF THE AMERICAS, NEW YORK, NY 10020
                                (800) 334-2143

                            ----------------------
                    Societe Generale Asset Management Corp.
                              Investment Adviser
                    Societe Generale Securities Corporation
                             Principal Underwriter

                            ----------------------

  SoGen International Fund (the "Fund") is the sole portfolio of SoGen Inter-national Fund, Inc. (the "Company"), an open-end management investment compa-ny. The Fund's investment objective is to provide long-term growth of capital. The Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign compa-nies.

  SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely information about the Fund that an in-vestor ought to know before investing. It should be read and retained for fu-ture reference. A Statement of Additional Information dated July 31, 1997, containing additional information about the Fund, has been filed with the Se-curities and Exchange Commission. It is incorporated herein by reference and is available free of charge by contacting the Company at (800) 334-2143.

                            ----------------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION NOR HAS  THE SECURI-
  TIES  AND EXCHANGE COMMISSION  OR ANY  STATE SECURITIES COMMISSION  PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------
                                 JULY 31, 1997

                                                 SOGEN INTERNATIONAL FUND, INC.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of public offering price)......................................................  3.75%
                                                                         ====
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees........................................................  0.75%
12b-1 Fees.............................................................  0.24%*
Other Expenses:
 Legal, Audit and Insurance....................................... 0.01%
 Custodial and Shareholder Servicing.............................. 0.19%
 Printing, Registration, Directors' Fees and Miscellaneous........ 0.02%
                                                                   ----
 Total Other Expenses..................................................  0.22%
                                                                         ----
Total Fund Operating Expenses..........................................  1.21%
                                                                         ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------ ------- ------- --------
An investor in the Fund would pay the following
  expenses on a $1,000 investment, assuming a
  5% annual return, with or without redemption,
  at the end of each time period:..............   $49     $74    $102     $179

The information set forth above is to assist an investor in understanding the various costs and expenses to which an investment in the Fund would be sub-ject. For further information see "Management of the Companies" and "How to Purchase Shares."

This example should not be considered a representation of past or future ex-penses, and actual expenses may be greater or less than those shown above. The assumed 5% return is hypothetical and should not be considered a representa-tion of past or future annual returns, which may be greater or less than the assumed amount.
-----------
*12b-1 fees paid by the Fund may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted un-der rules adopted by the National Association of Securities Dealers, Inc.

                                                 SOGEN INTERNATIONAL FUND, INC.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights and the related financial statements for each of the years in the eight year period ended March 31, 1997 have been au-dited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is unqualified and appears in the SoGen International Fund, Inc. March 31, 1997 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The financial highlights and the related financial statements for each of the years in the two year period ended March 31, 1989 have been audited by other auditors whose report thereon dated May 5, 1989 expressed an unqualified opinion. This information should be read in con-junction with the Financial Statements and notes thereto, which also appear in the Company's Annual Report to Shareholders.

                                                   YEAR ENDED MARCH 31,
                          -----------------------------------------------------------------------------------
                           1997      1996      1995    1994    1993    1992   1991(A)   1990    1989    1988
                          ------    ------    ------  ------  ------  ------  -------  ------  ------  ------
SELECTED PER SHARE DATA
Net asset value,
 beginning of year......  $26.09    $23.20    $23.32  $20.12  $18.44  $17.51  $17.71   $17.31  $16.91  $21.47
                          ------    ------    ------  ------  ------  ------  ------   ------  ------  ------
Income from investment
 operations:
Net investment income...    1.03      1.06      0.10    0.53    0.64    0.69    0.78     0.64    0.71    0.58
Net realized and
 unrealized gains
 (losses) on
 investments............    1.39      3.37      0.49    3.37    2.02    1.45    0.20     1.48    1.26   (0.97)
                          ------    ------    ------  ------  ------  ------  ------   ------  ------  ------
Total from investment
 operations.............    2.42      4.43      0.59    3.90    2.66    2.14    0.98     2.12    1.97   (0.39)
                          ------    ------    ------  ------  ------  ------  ------   ------  ------  ------
Less distributions:
Dividends from net
 investment income......   (1.09)    (0.81)    (0.15)  (0.47)  (0.64)  (0.84)  (0.71)   (0.71)  (0.80)  (0.84)
Distributions from
 capital gains..........   (0.74)    (0.73)    (0.56)  (0.23)  (0.34)  (0.37)  (0.47)   (1.01)  (0.77)  (3.33)
                          ------    ------    ------  ------  ------  ------  ------   ------  ------  ------
Total distributions.....   (1.83)    (1.54)    (0.71)  (0.70)  (0.98)  (1.21)  (1.18)   (1.72)  (1.57)  (4.17)
                          ------    ------    ------  ------  ------  ------  ------   ------  ------  ------
Net asset value, end of
 year...................  $26.68    $26.09    $23.20  $23.32  $20.12  $18.44  $17.51   $17.71  $17.31  $16.91
                          ======    ======    ======  ======  ======  ======  ======   ======  ======  ======
TOTAL RETURN*...........    9.48%    19.57%     2.63%  19.50%  14.87%  12.53%   6.03%   12.18%  11.94%  (0.70)%
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of year
 (millions).............  $3,908    $3,033    $1,922  $1,781  $  650  $  355  $  240   $  176  $  126  $   97
Ratio of operating
 expenses to average net
 assets.................    1.21%**   1.25%**   1.26%   1.28%   1.31%   1.37%   1.30%    1.38%   1.39%   1.36%
Ratio of net investment
 income to average net
 assets.................    3.08%**   3.71%**   2.70%   2.34%   3.69%   4.00%   4.84%    4.32%   4.23%   3.09%
Portfolio turnover
 rate...................   12.85%     9.64%    12.96%  23.96%  17.94%  24.25%  24.14%   30.62%  33.05%  42.79%
Average commission rate
 paid(o)................  $0.003    $0.013       --      --      --      --      --       --      --      --

                                       (Refer to following page for footnotes.)

                                                 SOGEN INTERNATIONAL FUND, INC.

                          ORGANIZATION OF THE COMPANY

  The Company is an open-end diversified management investment company which was incorporated in Delaware in August 1969 and reincorporated under Maryland law in May 1985. The Company has a single portfolio, SoGen International Fund (referred to herein as the "International Fund" or the "Fund").

                 INVESTMENT OBJECTIVE, POLICY AND RESTRICTIONS

INVESTMENT OBJECTIVE.

  The investment objective of the Fund is to provide long-term growth of capi-tal. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser for short-term investment or defensive purposes, the Fund may hold a portion of its assets (up to 100%) in short-term debt in-struments including commercial paper and certificates of deposit.

INVESTMENT RESTRICTIONS.

  The Statement of Additional Information contains more information on the Fund's investment policies and identifies the restrictions on the Fund's in-vestment activities, which provide that the Fund shall not, among other things:

  1.  Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in secu-rities of any one issuer or industry, with the exception of the secu-rities of the United States government and its corporate instrumental-ities and, under the cir-
-----------
Footnotes from previous page
(a) Societe Generale Asset Management Corp. became the investment adviser on April 26, 1990. From August 21, 1978 to April 25, 1990 the investment ad-viser was Societe Generale Securities Corporation.
 *  Does not give effect to deduction of the sales load.
** The ratio of operating expenses to average net assets for the years ended March 31, 1997 and 1996 would have remained the same without the effect of earnings credits. However, the ratio of net investment income to average net assets would have been 3.07% and 3.70% without the effect of earnings credits for the years ended March 31, 1997 and 1996, respectively.
(o) Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions ex-pressed as a percentage of transactions may be higher. Due to the new Secu-rities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the years ended March 31, 1997 and 1996, and not for the prior periods.

                                                 SOGEN INTERNATIONAL FUND, INC.

      cumstances described below, certificates of deposit and other short-term bank instruments. In fact, the Fund intends to diversify its in-vestments among various issuers and industries and will not purchase certificates of deposit or other short-term bank instruments, except to the extent deemed appropriate for the short-term investment of cash or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

  2. Borrow money, except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not ex-ceed 10% of its net assets taken at market or other fair value at the time of the borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets.

  The foregoing investment objective and investment restrictions (not includ-ing the percentage of the Fund's assets that may be invested in short-term debt instruments for short-term defensive purposes) are part of the fundamen-tal policy of the Fund and may not be changed without the approval of a major-ity of the outstanding voting securities of the Fund (defined by the Invest-ment Company Act of 1940 as (i) 67 percent or more of the voting securities present at a meeting of stockholders, if the holders of more than 50 percent of the outstanding voting securities of such company are present or repre-sented by proxy; or (ii) more than 50 percent of the outstanding voting secu-rities of such company, whichever is less).

OTHER INVESTMENT POLICIES.

  The Fund has adopted certain additional investment policies which have not been deemed fundamental and may, therefore, be changed by the Board of Direc-tors. Pursuant to these policies, the Fund, among other things, does not in-tend, with respect to 100% of its assets, to purchase securities of any issu-er, other than the United States government and its corporate instrumentali-ties if, immediately after such purchase, more than 5% of the value of its to-tal assets would be invested in the securities of such issuer; additionally, the Fund does not intend to purchase 10% or more of the voting securities of any one issuer. The Fund also does not intend to purchase illiquid securities or securities the proceeds from the sale of which could not readily be repa-triated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities. Under normal circumstances, the Fund will invest in at least three foreign coun-tries.

                                                 SOGEN INTERNATIONAL FUND, INC.


                                 RISK FACTORS

  Because the Fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Fund's stated objective will be realized. Societe Generale Asset Management Corp. ("SGAM Corp."), the Fund's investment adviser, will seek to minimize these risks through professional management and investment diversification. The Fund is designed for long-term investors who have the patience and per-spective to accept the investment risks involved. As with any long-term in-vestment, the value of shares when sold may be higher or lower than when pur-chased.

FOREIGN INVESTMENTS.

  While investment by the Fund on an international basis will permit share-holders to participate in economic developments abroad, such investments in-volve certain risks not ordinarily associated with investing in securities of United States issuers. These may include political instability of some foreign governments, fluctuation in foreign exchange rates, the imposition of exchange control regulations, the possibility of expropriation decrees, more limited information about foreign issuers, different accounting standards, higher bro-kerage costs and foreign withholding taxes. Moreover, foreign securities and their markets may not be as liquid as United States securities and their mar-kets.

  Investors should note that to the extent the Fund's investments are denomi-nated in and pay interest or dividends in foreign currencies, the value of their investment in the Fund, as measured in United States dollars, will be affected favorably or unfavorably by movements in exchange rates between the dollar and those foreign currencies. From time to time the Fund attempts to hedge these risks by selling such foreign currencies forward. As a result of such hedging transactions, it is possible that the Fund's portfolio would not, in the event of a foreign currency devaluation, depreciate as much as a port-folio of a fund holding similar investments which did not sell foreign curren-cies forward. A forward currency contract is not, however, a perfect hedge against devaluation. Moreover, foreign currency transactions involve a cost to the Fund and would diminish the appreciation the Fund's portfolio would other-wise experience should a foreign currency, which has been sold forward, there-after be revalued upward.

RESTRICTED SECURITIES.

  The Fund may, from time to time, invest in securities not registered for sale to the general public but which may be resold to institutional investors. Where a dealer or institutional trading market in such securities exists, these restricted securities will not be treated as illiquid securities for purposes of the Fund's investment policies. While purchases of restricted se-curities may offer attractive investment opportunities, the Fund may experi-ence delays in its attempt to dispose of such securities. Moreover,

                                                 SOGEN INTERNATIONAL FUND, INC.

registration of such securities under the Securities Act of 1933 may be re-quired for their sale, in which case the Fund may have to bear the expense of such registration.

LOWER-RATED AND UNRATED DEBT SECURITIES.

  The Fund is free to invest in debt securities without regard to credit rat-ing and may therefore invest in instruments that could experience a default in the payment of principal and interest. The Fund may also purchase debt securi-ties upon which the issuer has defaulted.

  Lower-rated or unrated high yield debt securities are commonly known as "junk bonds" and are often considered to be of speculative grade. They involve greater risk of default due to changes in economic conditions, changes in the issuer's creditworthiness or other circumstances. The market for these securi-ties is generally more limited and their prices may experience greater vola-tility than in the case of debt securities in the higher rating categories.

COMMODITY LINKED SECURITIES.

  The Fund may invest up to 5% of its net assets in structured notes and/or preferred stock, the value of which is linked to the price of gold or other commodities. Such structured securities have different characteristics and risks than other types of securities in which the Fund may invest. For exam-ple, not only the coupon and/or dividend but also the redemption amount may be increased or decreased depending on the change in the price of the referenced commodity. See "Commodity Linked Securities" in the Statement of Additional Information for further information.

INVESTMENT IN OTHER INVESTMENT COMPANIES.

  The Fund may invest up to 10% of its total assets in other investment compa-nies, provided that no more than 5% of the Fund's total assets may be invested in a single investment company and the Fund may not acquire more than 3% of the outstanding voting securities of a single investment company. These re-strictions do not apply to certain investment companies known as private in-vestment companies and "qualified purchaser" investment companies.

  Investment in another investment company may involve the payment of a pre-mium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of SGAM Corp., the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

                      [This Page Left Blank Intentionally]

PROSPECTUS
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                               SOGEN MONEY FUND
                       ---------------------------------
                                     LOGO
                1221 AVENUE OF THE AMERICAS, NEW YORK, NY 10020
                                (800) 334-2143

                            ----------------------
                    Societe Generale Asset Management Corp.
                              Investment Adviser
                    Societe Generale Securities Corporation
                             Principal Underwriter

                            ----------------------
  SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each individually a "Fund" or collectively the "Funds") are three portfolios of SoGen Funds, Inc. (the "Company"), an open-end management investment company. Additional funds may be created by the directors from time to time.

  SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely information about the Funds that an in-vestor ought to know before investing. It should be read and retained for fu-ture reference. A Statement of Additional Information dated July 31, 1997, containing additional information about the Funds, has been filed with the Se-curities and Exchange Commission. It is incorporated herein by reference and is available free of charge by contacting the Company at (800) 334-2143.

                            ----------------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION NOR HAS  THE SECURI-
  TIES  AND EXCHANGE COMMISSION  OR ANY  STATE SECURITIES COMMISSION  PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

  The Funds and their investment objectives are:

  SOGEN OVERSEAS FUND. Long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. (See page sixteen.)

  SOGEN GOLD FUND. Growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals both in the United States and in foreign countries. (See page seventeen.)

  SOGEN MONEY FUND. As high a level of current income as is considered consis-tent with the preservation of capital and liquidity by investing exclusively in U.S. dollar-denominated money market instruments which mature in 397 days or less. An investment in SoGen Money Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. (See pages eigh-teen through twenty.)

                            ----------------------

                                 July 31, 1997

                                                              SOGEN FUNDS, INC.

                                   FEE TABLE

                                                  SOGEN   SOGEN   SOGEN
                                                 OVERSEAS GOLD    MONEY
                                                   FUND   FUND    FUND
                                                 -------- -----   -----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a
  percentage of public offering price)..........   3.75%  3.75%   None
                                                   ====   ====    ====
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees.................................   0.75%  0.75%   0.04%
12b-1 Fees......................................   0.25%* 0.25%*  None
Other Expenses..................................   0.27%  0.45%   0.71%
                                                   ----   ----    ----
Total Fund Operating Expenses...................   1.27%  1.45%   0.75%**
                                                   ====   ====    ====

EXAMPLE

  An investor in a Fund would pay the following expenses on a $1,000 invest-ment, assuming a 5% annual return, with or without redemption, at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Overseas Fund...................................  $50     $76    $105     $185
Gold Fund.......................................  $52     $82    $114     $205
Money Fund......................................  $ 8     $24    $ 42     $ 93

  The information set forth above is to assist an investor in understanding the various costs and expenses to which an investment in a Fund would be sub-ject. "Other Expenses" for the Money Fund have been restated to reflect the expected level of expense reimbursement for the current fiscal year. For fur-ther information see "Management of the Companies" and "How to Purchase Shares."

  Societe Generale Asset Management Corp. ("SGAM Corp."), the investment ad-viser has voluntarily limited the total expenses of the Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until July 31, 1998. After July 31, 1998, the expense limitation may be terminated or revised at any time.

  This example should not be considered a representation of past or future ex-penses, and actual expenses may be greater or less than those shown above. The assumed 5% return is hypothetical and should not be considered a representa-tion of past or future annual returns, which may be greater or less than the assumed amount.
-----------
 * 12b-1 fees paid by a Fund may cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under rules adopted by the National Association of Securities Dealers, Inc.
** After reimbursement of expenses and investment advisory fee waiver. Without such reimbursement, "Total Fund Operating Expenses" would have been 1.14%. As long as this temporary expense limitation continues, it may lower the Fund's expenses and increase its total return.

                                                               SOGEN FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights and the related financial statements for the period from August 31, 1993 to March 31, 1994 and the fiscal years ended March 31, 1995, 1996 and 1997 have been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon is unqualified and appears in the SoGen Funds, Inc. March 31, 1997 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the Financial Statements and notes thereto, which also appear in the Company's Annual Report to Shareholders.

                                                   SOGEN
                                               OVERSEAS FUND
                                  -----------------------------------------------
                                                                         PERIOD
                                                                          FROM
                                    YEAR         YEAR         YEAR     AUGUST 31,
                                    ENDED        ENDED        ENDED     1993 TO
                                  MARCH 31,    MARCH 31,    MARCH 31,  MARCH 31,
                                    1997         1996         1995        1994
                                  ---------    ---------    ---------  ----------
SELECTED PER SHARE DATA
Net asset value, beginning of
 period.........................  $  13.26     $  11.65     $  11.54    $  10.00
                                  --------     --------     --------    --------
Income from investment opera-
 tions:
 Net investment income (loss)...      0.61         0.48         0.14       (0.01)
 Net realized and unrealized
  gains (losses) on invest-
  ments.........................      0.95         1.74         0.04        1.55
                                  --------     --------     --------    --------
 Total from investment opera-
  tions.........................      1.56         2.22         0.18        1.54
                                  --------     --------     --------    --------
Less distributions:
 Dividends from net investment
  income........................     (0.60)       (0.44)       (0.05)        --
 Distributions from capital
  gains.........................     (0.38)       (0.17)       (0.02)        --
                                  --------     --------     --------    --------
 Total distributions............     (0.98)       (0.61)       (0.07)        --
                                  --------     --------     --------    --------
Net asset value, end of period..  $  13.84     $  13.26     $  11.65    $  11.54
                                  ========     ========     ========    ========
TOTAL RETURN(A).................     12.16%       19.47%        1.56%      15.35%++
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (000's)........................  $953,315     $647,398     $439,230    $119,843
Ratio of operating expenses to
 average net assets.............      1.27%**      1.37%**      1.40%       1.72%*
Ratio of net investment income
 to average net assets..........      2.28%**      3.31%**      2.29%      (0.23%)*
Portfolio turnover rate.........     15.18%        9.46%        3.16%       6.11%
Average commission rate paid O..  $ 0.0207     $ 0.0190          --          --

                                                               SOGEN FUNDS, INC.



                 SOGEN                                            SOGEN
               GOLD FUND                                        MONEY FUND
---------------------------------------------    -------------------------------------------
                                     PERIOD                                         PERIOD
                                      FROM                                           FROM
  YEAR        YEAR        YEAR     AUGUST 31,      YEAR       YEAR       YEAR     AUGUST 31,
  ENDED       ENDED       ENDED     1993 TO        ENDED      ENDED      ENDED     1993 TO
MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,     MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
  1997        1996        1995        1994         1997       1996       1995        1994
---------   ---------   ---------  ----------    ---------  ---------  ---------  ----------
 -------
 $ 12.25     $ 11.28     $ 11.42    $ 10.00       $  1.00    $ 1.00     $  1.00     $ 1.00
 -------     -------     -------    -------       -------    ------     -------     ------
    0.26        0.24        0.08      (0.01)         0.05      0.05        0.04       0.01
   (1.75)       1.35       (0.10)      1.43           --        --          --         --
 -------     -------     -------    -------       -------    ------     -------     ------
   (1.49)       1.59       (0.02)      1.42          0.05      0.05        0.04       0.01
 -------     -------     -------    -------       -------    ------     -------     ------
   (0.14)      (0.35)      (0.04)       --          (0.05)    (0.05)      (0.04)     (0.01)
   (0.02)      (0.27)      (0.08)       --            --        --          --         --
 -------     -------     -------    -------       -------    ------     -------     ------
   (0.16)      (0.62)      (0.12)       --          (0.05)    (0.05)      (0.04)     (0.01)
 -------     -------     -------    -------       -------    ------     -------     ------
 $ 10.60     $ 12.25     $ 11.28    $ 11.42       $  1.00    $ 1.00     $  1.00     $ 1.00
 =======     =======     =======    =======       =======    ======     =======     ======
  (12.21)%     14.81%      (0.14%)    14.15%++       4.61%     5.03%       4.13%      1.25%++
 $52,651     $63,261     $50,922    $22,406       $13,128    $8,487     $10,445     $6,392
    1.45%**     1.41%**     1.46%      2.27%*        0.75%+    0.75%+      0.75%+     0.75%*+
    1.20%**     1.29%**     0.79%     (0.32%)*       4.63%+    4.98%+      4.14%+     2.18%*+
   16.83%      22.40%      11.56%      4.55%          --        --          --         --
 $0.0009     $0.0002         --         --            --        --          --         --

                                    (Refer to the following page for footnotes.)

                                                              SOGEN FUNDS, INC.

                          ORGANIZATION OF THE COMPANY

  The Company is an open-end management investment company incorporated under the laws of Maryland in May 1993. The Company has three portfolios, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (referred to herein as the "Overseas Fund," the "Gold Fund" and the "Money Fund," respectively). Each Fund is a separate, diversified portfolio of assets and has a different in-vestment objective which it pursues through separate investment policies, as described below. The difference in objectives and policies among the Funds af-fects the degree of risk and return of each Fund.

                OVERSEAS FUND INVESTMENT OBJECTIVE AND POLICIES

  The Overseas Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. The Fund particu-larly seeks companies that have growth potential, financial strength and sta-bility, strong management and fundamental value. However, the Fund may invest in companies that do not have all of these characteristics.

  The Fund may invest in securities traded in mature markets (for example, Ja-pan, Canada and the United Kingdom) and in emerging markets (Mexico and Indo-nesia, for example). A list of the mature and emerging markets in which the Fund may invest is included in the Statement of Additional Information under "Investment Policies, Techniques and Risks--Foreign Securities." There are no limits on the Fund's geographic asset distribution, but the Fund ordinarily invests in at least three countries outside the United States.
-----------
Footnotes from previous page.
(a) Does not give effect to deduction of the sales load.
 * Annualized.
** The ratios of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1997 for SoGen Overseas Fund would have been the same and 2.27%, respectively, and for SoGen Gold Fund 1.46% and 1.19%, respectively, without the effect of the earnings credits. The ratio of operating expenses to average net assets and net investment income to average net assets for the year ended March 31, 1996 for SoGen Overseas Fund would have been 1.38% and 3.30%, respectively, and for SoGen Gold Fund 1.43% and 1.26%, respectively, without the effect of the earnings credits.
 + The ratios (annualized in the case of a partial year) of operating expenses to average net assets and net investment income to average net assets of SoGen Money Fund would have been 1.14% and 4.26%, respectively, for the year ended March 31, 1997, 0.97% and 4.76%, respectively, for the year ended March 31, 1996, 1.55% and 3.34%, respectively, for the year ended March 31, 1995, and 4.00% and (1.07%), respectively, for the period August 31, 1993 to March 31, 1994 without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
++ Total returns disclosed for the period ended March 31, 1994 are not annualized. Annualized total returns for the period ended March 31, 1994 were 26.40%, 24.34% and 2.14% for SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, respectively.
O Average commission rate paid is expressed on a per share basis. Not all commissions are computed on a per share basis; therefore, commissions ex-pressed as a percentage of transactions may be higher. Due to the new Secu-rities and Exchange Commission disclosure guidelines, average commissions per share are calculated only for the years ended March 31, 1997 and 1996 and not for the prior periods.

                                                              SOGEN FUNDS, INC.


  The equity securities in which the Fund may invest include common and pre-ferred stocks, warrants or other similar rights, and convertible securities. The Fund may purchase foreign securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), Global Depository Receipts
(GDRs) and European Depository Receipts (EDRs) or other securities represent-ing underlying shares of foreign issuers. The Fund may also invest in any other type of security, including up to 20% of its total assets in debt secu-rities. Such debt securities may include lower-rated securities, commonly re-ferred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. Under normal market conditions, the Fund invests at least 75% of its total assets, taken at market value, in foreign securities. The Fund may also invest in "structured securities" in which the value is linked to the price of an underlying instrument.

                  GOLD FUND INVESTMENT OBJECTIVE AND POLICIES

  The Gold Fund seeks growth of capital by investing primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities (which may include both equity and, to a limited ex-tent, debt securities) consisting of issuers engaged in gold operations, in-cluding securities of gold mining finance companies as well as operating com-panies with long-, medium- or short-life mines. Up to 35% of the Fund's assets may be invested in equity and, to a limited extent, debt securities unrelated to the precious metals industry where the investment adviser believes such se-curities are consistent with the Fund's investment objective.

  The Fund's investment adviser is of the belief that a gold-based investment medium will, over the medium term, protect capital from adverse monetary and political developments of a national or international nature and may offer better opportunity for capital growth than many other forms of investment. In-vestments in gold may provide more of a hedge against currencies with declin-ing buying power, devaluation and inflation than other types of investments. In those periods when investments in gold and gold-related securities appreci-ate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar.

  As indicated, the investment adviser is of the belief that the price of gold and gold-related securities generally are likely to experience significant ap-preciation during the next three to five years. If, however, this expected bull market in gold-related

                                                              SOGEN FUNDS, INC.

securities does not develop within the investment adviser's time frame, or should the investment adviser conclude that any price appreciation that has occurred is not likely to continue, the investment adviser expects that it will recommend to the Company's Board of Directors that the Company seek the vote of the Gold Fund's shareholders to liquidate the Gold Fund. Liquidation would involve the sale of all of the Gold Fund's assets, followed by the dis-tribution of the proceeds, less accrued liabilities, to shareholders. The de-cision to recommend liquidation will not, however, affect the right of Gold Fund shareholders to redeem their shares or to exchange their shares for shares of the Money Fund or the Overseas Fund, in the latter case without pay-ment of any additional sales charge. Potential investors should carefully weigh the consequences of investing in, and paying the related sales charge for, a fund that may have a limited term from the date of this Prospectus.

  The Fund anticipates that it will normally invest in common stocks and secu-rities convertible into common stocks, such as convertible preferreds, con-vertible debentures and sponsored or unsponsored American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs) for those securities, all of which may be traded on a securities ex-change or over-the-counter. The Fund may invest up to 20% of its total assets in debt securities, including lower-rated securities, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by S&P or Ba or lower by Moody's and securities that are not rated). There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category. The market performance of non-convertible debt securities of compa-nies engaged in mining and processing gold can be expected to be comparable to that of other debt obligations of similar quality and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of gold-related companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investment in equity securities of companies engaged in such activities. Investment in such debt securities can serve to reduce the risk of fluctuation in net asset value of a portfolio composed primarily of gold-related equity investments. The Fund may also in-vest in "structured securities" in which the value is linked to the price of an underlying instrument.

  Because of the Fund's policy of investing primarily in securities of compa-nies engaged in gold mining, processing, dealing in or holding gold and other precious metals, a substantial part of the Fund's assets will generally be in-vested in securities of companies domiciled or operating in one or more for-eign countries. (See "Implementation of Policies and Risks.")

                 MONEY FUND INVESTMENT OBJECTIVE AND POLICIES

  The Money Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund pursues its

                                                              SOGEN FUNDS, INC.

objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which mature in 397 days or less and which the Fund's investment adviser has determined to present minimal credit risk:

  1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

  2. Commercial paper rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F-2 or higher by Fitch Investors Service, Inc. ("Fitch"); commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated Aa or higher by Moody's, AA or higher by S&P, AA or higher by Duff, or AA or higher by Fitch where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue; investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody's, AA by S&P, Duff or Fitch; and other similar securities which, if unrated by Moody's, S&P, Duff or Fitch, are determined by the Fund's investment adviser, using guidelines approved by the Board of Directors, to be at least equal in quality to one or more of the above referenced securi-ties. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are accorded the second highest rating by the requisite number of nationally recognized sta-tistical rating organizations. (For a description of the ratings, see "Appendix -- Ratings of Investment Securities" in the Statement of Ad-ditional Information.)

  3. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

  4. Repurchase agreements involving obligations that are suitable for in-vestment under the categories set forth above.

  To the extent that the Fund purchases Eurodollar certificates of deposit, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domi-cile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit is-sued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

  The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker/dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase

                                                              SOGEN FUNDS, INC.

agreement, the Fund might have expenses in enforcing its rights, and could ex-perience losses, including a decline in the value of the underlying security and loss of income. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's investment adviser to be creditworthy.

  The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Section 4(2) paper is re-stricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribu-tion. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is re-sold to other institutional investors, like the Fund, through or with the as-sistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment adviser will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. Invest-ment in Section 4(2) paper could have the effect of reducing the Fund's li-quidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

  The Fund may invest in asset-backed securities, i.e., securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit en-hancement techniques include letters of credit, insurance bonds, limited guar-antees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Fund will be subject to the same quality requirements as other securities purchased by the Fund.

                            INVESTMENT RESTRICTIONS

  The Funds have adopted certain investment restrictions that may not be changed without shareholder approval. Among other restrictions, each Fund will not:

  1. With respect to 75% of its total assets, invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in U.S. government obligations, or acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer;

  2. Borrow money, except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not ex-

                                                              SOGEN FUNDS, INC.

      ceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets; or

  3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry (other than U.S. Govern-ment Securities), except that the Gold Fund will, as a matter of fun-damental policy, concentrate its investments in the precious metals industry and the Money Fund may concentrate its investments in U.S. bank obligations.

  A complete description of the Funds' investment restrictions is included in the Statement of Additional Information.

                     IMPLEMENTATION OF POLICIES AND RISKS

  In addition to the investment policies described above (and subject to cer-tain restrictions described herein), the Funds may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Funds' Statement of Additional Informa-tion.

  Because the Funds' investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the Funds' stated objectives will be realized. SGAM Corp. will seek to minimize these risks through professional management and investment diversification. The value of shares of the Overseas Fund and the Gold Fund when sold may be higher or lower than when purchased. Although the Money Fund is designed to maintain a stable share price of $1.00, there can be no assurance that the Fund will be able to do so.

FOREIGN INVESTMENTS.

  The Overseas Fund and the Gold Fund provide investors with an opportunity to place a portion of their assets in a diversified portfolio of foreign securi-ties. In addition, the Money Fund may invest in U.S. dollar-denominated high-quality foreign debt securities. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International investing allows investors to achieve greater diversification and to take ad-vantage of changes in foreign economies and market conditions.

  Investors should understand and consider carefully the greater risks in-volved in foreign investing. Investing in foreign securities and other posi-tions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (see "Currency Exchange Trans-actions" below), involve certain

                                                              SOGEN FUNDS, INC.

risks and opportunities not typically associated with investing in U.S. secu-rities. These include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; changes in exchange control regulations or cur-rency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and is-suers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial ar-rangements.

  Investing in countries outside the United States entails political risk. There exists the possibility of restrictions on foreign investors, expropria-tion of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, or other adverse political or social developments that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market coun-tries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders and investors. Enforcement of existing regulations has been extremely limited.

  Since the Money Fund will invest only in U.S. dollar-denominated securities, the return on its shares will not be subject to the risk of adverse changes in the exchange rates between the U.S. dollar and foreign currencies. In addi-tion, the Money Fund does not intend to invest in the securities markets of emerging countries.

FLUCTUATIONS IN THE PRICE OF GOLD (GOLD FUND).

  Due to the Gold Fund's policy of concentrating its investments in gold and other precious metal-related issuers, investment in the Fund's shares involves special considerations, including changes in U.S. or foreign tax, currency or mining laws and increased environmental costs. The price of gold has been sub-ject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies such as cur-

                                                              SOGEN FUNDS, INC.

rency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between coun-tries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected. Gold-re-lated investments as a group have performed less well than the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable.

CURRENCY EXCHANGE TRANSACTIONS (OVERSEAS FUND AND GOLD FUND).

  A Fund may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange transaction may be conducted either on a spot (i.e. cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker/dealers, are not exchange-traded and are usually for less than one year, but may be renewed. Currency exchange transactions may involve curren-cies of the different countries in which a Fund may invest. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

INVESTMENTS IN DEBT SECURITIES (OVERSEAS FUND AND GOLD FUND).

  Each of the Overseas Fund and Gold Fund may invest up to 20% of its total assets in debt securities that are below investment grade quality. The Funds may also invest in debt securities which are in default. "Investment grade" debt securities are those rated within the four highest ratings categories of S&P or Moody's or, if unrated, determined by the Fund's investment adviser to be of comparable quality. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of each issuer. During periods of declining interest rates, the value of debt securi-ties generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

  Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be medium grade and to have speculative character-istics. Debt securities that are rated below investment grade or, if unrated, are considered by SGAM Corp. to be equivalent to below investment grade (often referred to as "junk bonds"), on balance, are considered predominantly specu-lative with respect to the issuer's capacity to pay interest and repay princi-pal according to the terms of the obligation and, therefore, carry greater in-vestment risk, including the possibility

                                                              SOGEN FUNDS, INC.

of issuer default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securi-ties. (For additional information on these debt securities see "Lower-Rated Debt Securities" in the Statement of Additional Information.)

INVESTMENT IN OTHER INVESTMENT COMPANIES (OVERSEAS FUND).

  Certain markets are closed in whole or in part to equity investments by for-eigners. The Overseas Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment com-pany at the time of investment. These restrictions do not apply to certain in-vestment companies known as private investment companies and "qualified pur-chaser" investment companies.

  Investment in another investment company may involve the payment of a pre-mium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund's investment adviser, the potential benefits of such in-vestment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

"WHEN-ISSUED" OR "DELAYED DELIVERY" SECURITIES.

  The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as assets and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the in-tention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

VARIABLE RATE SECURITIES (MONEY FUND).

  The Money Fund may invest in instruments having rates of interest that are adjusted periodically or which "float" continuously according to formulae in-tended

                                                              SOGEN FUNDS, INC.

to minimize fluctuation in the values of the instruments ("Variable Rate Secu-rities"). The interest rates of Variable Rate Securities ordinarily are deter-mined by reference to, or are a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuations in the market values of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate De-mand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. The Fund will determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument. Under such rules, the maturity date of Variable Rate Demand Securities may be con-sidered to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

STRUCTURED SECURITIES (OVERSEAS FUND AND GOLD FUND).

  The Overseas Fund and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of an underlying instrument. Structured securities have different characteristics and risks than other types of securities in which the Funds may invest. For example, the coupon, dividend and/or redemption amounts may be increased or decreased de-pending on the change in the value of an underlying instrument. See "Struc-tured Securities" in the Statement of Additional Information for further in-formation.

TEMPORARY STRATEGIES; CASH RESERVES (OVERSEAS FUND AND GOLD FUND).

  The Overseas Fund and the Gold Fund each has the flexibility to respond promptly to changes in market and economic conditions. In the interest of pre-serving shareholders' capital, SGAM Corp. may employ a temporary defensive in-vestment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

  In addition, pending investment of proceeds from new sales of shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dol-lars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                                                              SOGEN FUNDS, INC.


ILLIQUID SECURITIES.

  Each Fund may invest up to 15% (10% in the case of the Money Fund) of its total assets in illiquid securities, including securities acquired in private placements. Because an active trading market for such securities may not ex-ist, the sale of such securities may be subject to delay and additional costs. Time deposits and repurchase agreements maturing in more than seven days are considered to be illiquid. A Fund, subject to the limitations for illiquid in-vestments stated above, may purchase securities that have been privately placed but that are not eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That rule permits certain qualified institutional buyers, such as the Funds, to trade in private placed securities that have not been registered for sale under that Act. Rule 144A securities may or may not be liquid depending on guidelines established by the Board of Directors. See "Illiquid Securities" in the Statement of Additional Information.

EXPENSES (OVERSEAS FUND AND GOLD FUND).

  The cost of investing in foreign securities is higher than the cost of in-vesting in U.S. securities. Investing in each Fund is an efficient way for an individual to participate in foreign markets, but its expenses, including ad-visory and custody fees, are higher than the expenses of a typical domestic mutual fund.

CHANGE OF OBJECTIVE.

  A Fund's investment objective may be changed by the Board of Directors with-out shareholder approval. If there were such a change, each shareholder should consider whether a Fund would remain an appropriate investment in light of his or her then current financial position and needs. Shareholders will be noti-fied a minimum of sixty days in advance of any change in investment objective.

     SOGEN INTERNATIONAL FUND, INC.                  SOGEN FUNDS, INC.

                          MANAGEMENT OF THE COMPANIES

BOARD OF DIRECTORS.

  The business and affairs of the Companies are managed under the direction of their respective Boards of Directors.

INVESTMENT ADVISER.

  Each of the Companies' portfolios is managed by SGAM Corp., 1221 Avenue of the Americas, New York, New York 10020. SGAM Corp. is a registered investment adviser which is indirectly owned by Societe Generale, one of France's largest banks. Jean-Marie Eveillard, President and Director of each of the Companies, is primarily responsible for the day-to-day management of the Companies' in-vestment portfolios. Mr. Eveillard has been a Director and President or Execu-tive Vice President of SGAM Corp. since prior to 1992.

  SGAM Corp. furnishes investment advice to the Funds consistent with each Fund's stated investment objective and policies. SGAM Corp. also furnishes the Companies with office space and certain facilities and services required for their business and pays any compensation and expenses of the officers of the Companies.

  For these services and facilities, each Fund pays SGAM Corp. a fee, paid quarterly or monthly, as indicated, at an annual rate of the average daily net assets of that Fund as follows:

   International Fund (Quarterly).......... 1.00% of the first $25 million and
                                            0.75% of the excess over $25 million
   Overseas Fund (Monthly)................. 0.75%
   Gold Fund (Monthly)..................... 0.75%
   Money Fund (Monthly).................... 0.40%

  The annual fee rates listed above for the International Fund, Overseas Fund and Gold Fund are higher than the rate of fees paid by most United States mu-tual funds. The Companies believe, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities. For the fiscal year ended March 31, 1997, the International Fund, Overseas Fund, Gold Fund and Money Fund paid advisory fees equal to 0.75%, 0.75%, 0.75% and 0.04%, respectively, of their average daily net asset values, and each of the Funds' total expenses, includ-ing the advisory fee, equaled 1.21%, 1.27%, 1.45% and 0.75%, respectively, of their average daily net asset values.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
PORTFOLIO TRANSACTIONS.

  SGAM Corp. selects the brokers and dealers which execute orders for the pur-chase and sale of each Fund's portfolio securities. SGAM Corp. seeks to achieve "best execution" of such orders. "Best execution" means prompt and re-liable execution at the most favorable securities prices, taking into account a number of largely judgmental considerations. Consistent with the foregoing, portfolio transactions may be executed by brokers affiliated with Societe Generale so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, subject to the consideration of best price and execution and to applicable regulations, SGAM Corp. may con-sider sales of the Funds' shares as a factor in the selection of brokers to execute portfolio transactions.

PRINCIPAL UNDERWRITER.

  The Funds' shares are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by the Funds' principal underwriter, Societe Generale Securities Corporation ("SGSC"), 1221 Avenue of the Americas, New York, New York 10020. SGSC is a registered broker-dealer and an affiliate of Societe Generale.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.

  DST Systems, Inc. ("DST"), P.O. Box 419324, Kansas City, Missouri, 64141-6324, serves as transfer agent and dividend disbursing agent for each of the Funds.

                                 CAPITAL STOCK

  The authorized capital stock of SoGen International Fund, Inc. consists of 250,000,000 shares, all of one class and of $0.001 par value. The authorized capital stock of SoGen Funds, Inc. consists of 1 billion shares of common stock, par value $0.001 per share of which 150,000,000 shares have been desig-nated as shares of the Overseas Fund, 150,000,000 shares have been designated as shares of the Gold Fund and 700,000,000 shares have been designated as shares of the Money Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of share-holders. Shares have no preemptive or conversion rights and are freely trans-ferable.

  With respect to SoGen Funds, Inc., the Board of Directors is authorized to reclassify and issue any unissued shares of the Funds without shareholder ap-proval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Invest-ment Company Act of 1940 and Maryland law.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.

  Pursuant to their By-Laws, the Companies do not generally hold annual meet-ings of shareholders. Shareholder meetings, however, will be held when re-quired by the Investment Company Act of 1940 or Maryland law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of a Fund. The cost of any such notice and meet-ing will be borne by the individual Fund for which the meeting was called.

  Each share of common stock of SoGen International Fund is entitled to one vote, and each share of common stock of the Overseas Fund, Gold Fund and Money Fund is entitled to one vote for each dollar of net asset value and a propor-tionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund within SoGen Funds, Inc. vote together on any matter submitted to shareholders, except when otherwise required by the In-vestment Company Act of 1940 or when a matter affects the interests of each Fund in a different way, in which case the shareholders of each Fund vote sep-arately by class. If the directors determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Approval of the investment advisory agreement and the distribution plan and agreement are matters to be determined separately by each Fund.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

  The Money Fund intends to declare a dividend of its net investment income daily and pays such dividends monthly. The Money Fund intends to distribute net realized capital gains, if any, at least annually.

  It is the policy of the International Fund, Overseas Fund and Gold Fund to make annual distributions of net investment income and net realized capital gains, if any. Unless a shareholder otherwise elects, as permitted in the New Account Application, income dividends and capital gains distributions will be reinvested in additional shares of the Funds at net asset value per share cal-culated as of the payment date. The Funds pay both income dividends and capi-tal gains distributions on a per share basis. As a result, on the ex-dividend date of such payment, the net asset value per share of the International Fund, Overseas Fund and Gold Fund will be reduced by the amount of such payment. The net asset value per share of the Money Fund is expected, however, to remain constant at $1.00 per share.

  Each Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although for-eign source income received by a Fund may be subject to foreign withholding taxes.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.

  Shareholders normally will be taxed on the dividends and capital gains dis-tributions they receive from a Fund whether received in additional shares or cash. Dividend payments representing taxable net investment income and any net short-term capital gains will be taxable as ordinary income. If any portion of the income of a Fund consists of dividends received from U.S. corporations, a portion of the dividends paid by such Fund may qualify for the dividends-re-ceived deduction available to corporate shareholders. Distributions of any net long-term capital gain designated as capital gains distributions will be tax-able to shareholders as long-term capital gain regardless of how long they have held their shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

  Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, gener-ally depending upon the shareholder's holding period for the shares.

  Information regarding the tax status of income dividends and capital gains distributions will be sent to shareholders by January 31 of each year.

BACKUP WITHHOLDING.

  The Funds are generally required by the Internal Revenue Service ("IRS") to withhold 31% of the amount of taxable income dividends, capital gains distri-butions and (except in the case of the Money Fund) redemption proceeds paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, a U.S. shareholder must certify on the New Ac-count Application or on a separate Form W-9 that his Social Security or Tax-payer Identification Number is correct and that he is exempt from, or is not currently subject to, backup withholding. A non-U.S. shareholder is generally subject to this 31% withholding on capital gains distributions and redemption proceeds unless he certifies on the New Account Application or on a separate Form W-8 that he is a non-resident alien and is not engaged in a trade or business in the United States regarding his Fund shares.

NON-UNITED STATES SHAREHOLDERS.

  Under current U.S. law, the Funds will ordinarily be obligated to withhold 30% of any ordinary income dividend payments to non-U.S. shareholders unless a tax treaty exists between the U.S. and the shareholder's country of residence which provides for withholding on a different basis. Non-U.S. shareholders may incur a U.S. estate tax liability if they die owning a Fund's shares. Such shareholders should consult their tax counselors as to the tax liability they may incur to the United States as a result of owning a Fund's shares and as to the availability of any credits against taxes payable to their own countries for taxes paid to the United States.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
  The foregoing information is intended for general information only. Fund distributions also may be subject to state, local and foreign taxes. Share-holders should consult their own tax advisers regarding the particular tax consequences of an investment in a Fund.

                       PERFORMANCE AND YIELD INFORMATION

INTERNATIONAL FUND, OVERSEAS FUND AND GOLD FUND.

  From time to time each of the International Fund, Overseas Fund and Gold Fund may illustrate in sales literature and advertisements its cumulative to-tal return and its average annual total return. A cumulative total return re-flects a Fund's performance over a stated period of time based on an assumed initial investment. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Be-cause average annual returns tend to smooth out variations in a Fund's re-turns, a prospective investor should recognize that they are not the same as actual year-by-year results. Both types of total return will be calculated as-suming the deduction of the maximum sales commission of 3.75% and the rein-vestment of all income dividends and capital gain distributions. A Fund's per-formance figures will be based on historical results and are not intended to indicate future performance.

MONEY FUND.

  From time to time quotations of the Money Fund's "current yield" and "effec-tive yield" may be included in advertisements and communications to sharehold-ers. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net in-come generated by an investment in the Fund over a specified seven-day period. This income is then "annualized", i.e., the amount generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is ex-pressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this as-sumed reinvestment. "Current yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include unrealized gains and losses.


PERFORMANCE RATINGS.

  From time to time the Funds may discuss in sales literature and advertise-ments, their performance ratings or other information as published by recog-nized mutual

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
fund statistical services, such as Morningstar, Inc. or Lipper Analytical Serv-ices, Inc. or by publications of general interest such as Business Week or Mon-ey.

                                NET ASSET VALUE

  Each Fund's net asset value per share is computed as of the close of trading on the New York Stock Exchange ("NYSE") on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the to-tal current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

  In the case of the International Fund, Overseas Fund and Gold Fund, portfolio securities are valued primarily based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. In the case of the Money Fund, port-folio securities are valued at their amortized cost, which approximates market value, subject to guidelines and procedures established by the Board of Direc-tors in accordance with applicable SEC regulations. Securities for which cur-rent market quotations are not readily available are valued at fair value as determined in good faith by the Boards of Directors of the Companies.

                             HOW TO PURCHASE SHARES

  The minimum initial investment to open a shareholder account is $1,000 for the International Fund, Overseas Fund and Gold Fund and $10,000 for the Money Fund, except that (i) the Automatic Investment Program and Automatic Exchange Program each requires a minimum initial investment of $100 per Fund (see "Shareholder Services") and (ii) an account with the Money Fund that is opened by an exchange (see "Shareholder Services -- Exchange Privilege") requires a minimum investment of $1,000. "Starter" checks and third-party checks will not be accepted for purposes of opening a new account. The minimum amount for sub-sequent investments is $100 per Fund. A Fund's shares may be purchased through authorized dealers or through SGSC, the Funds' underwriter. A completed and signed application is required for the initial account opened with the Funds. If there is no application accompanying this Prospectus, call (800) 334-2143 to obtain one.

PURCHASES THROUGH DEALERS.

  Investors may purchase a Fund's shares through selected securities dealers with whom SGSC has sales agreements. A prospective investor may obtain addi-tional New Account Applications from such authorized dealers. For a list of au-thorized dealers, please contact SGSC at (212) 278-5800. Authorized dealers and financial service firms may charge the investor a transaction fee in addition to the applicable sales load.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.

  Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to SGSC.

PURCHASES THROUGH SGSC.

  Shares of a Fund may be purchased through SGSC by mailing a check made pay-able to The SoGen Funds along with the completed New Account Application to The SoGen Funds, c/o DST, P.O. Box 419324, Kansas City, MO 64141-6324. Shares may also be purchased through SGSC by Automated Clearing House ("ACH") trans-fer or by bank wire. Please call (800) 334-2143 for procedures as to how to establish and administer the ACH purchase option, and please call prior to wiring any funds. See "Shareholders' Reference Guide" at the back of this Pro-spectus for wiring instructions.

PUBLIC OFFERING PRICE.

  The public offering price at which transactions will be effected will be equal to the net asset value per share plus, in the case of the International Fund, Overseas Fund and Gold Fund, a sales charge as described below. The net asset value per share of the Money Fund is expected to remain constant at $1.00 per share. Orders for shares received by DST prior to the close of trad-ing on the NYSE, or orders received by dealers prior to such time and trans-mitted to SGSC prior to the latter's close of business, will be effected based on the net asset value determined as of the close of trading on the NYSE that day. Net asset value per share is calculated as set forth in the section of this Prospectus entitled "Net Asset Value." The sales charges currently in ef-fect are as follows:

                                                 SALES CHARGE       DEALER
                                 SALES CHARGE    EXPRESSED AS     DISCOUNT AS
                                 AS PERCENT OF    APPROXIMATE     PERCENT OF
                                PUBLIC OFFERING PERCENT OF NET  PUBLIC OFFERING
INVESTMENT AMOUNTS                   PRICE      AMOUNT INVESTED      PRICE
------------------              --------------- --------------- ---------------
Less than $25,000.............       3.75%           3.90%           3.35%
$25,000 or more but less than
  $50,000.....................       3.25%           3.35%           2.85%
$50,000 or more but less than
  $100,000....................       2.75%           2.83%           2.35%
$100,000 or more but less than
  $500,000....................       2.00%           2.04%           1.60%
$500,000 or more but less than
  $1,000,000..................       1.00%           1.01%           0.80%
$1,000,000 and over...........       0.00%           0.00%           0.00%

  Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

  SGSC reallows discounts to selected dealers with whom it has sales agree-ments and is entitled to retain the balance over the dealer discounts. SGSC may from time to time reallow the entire sales load, and may provide addi-tional promotional incen-

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
tives, to dealers selling a Fund's shares. Such additional promotional incen-tive may include financial assistance in connection with pre-approved confer-ences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  SGAM Corp. may from time to time pay a concession to a dealer which employs a registered representative whose client invests in a Fund. Such amount will be paid from the resources of SGAM Corp.

REDUCING THE SALES CHARGE.

  As shown in the table above, the size of the total investment in a Fund will affect the sales charge. Described below are several methods to reduce the ap-plicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his dealer, SGSC or DST of the applicability of one of the following:

  AGGREGATION. The investment schedule above applies to the total amount being invested by any "person," which term includes an individual, his spouse, par-ents and children; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code) although more than one beneficiary is involved; or any U.S. bank or investment adviser purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time, may combine these investments into a single transaction in order to reduce the applicable sales charge. Individual accounts and corporate/partnership accounts may not be aggregated for purposes of reducing the sales charge.

  CONCURRENT PURCHASES. The sales load associated with an investment may be reduced by combining concurrent purchases of shares of the International Fund, Overseas Fund and Gold Fund and shares of other funds advised by SGAM Corp., offered subsequent to the date of this Prospectus subject to a sales load ("SoGen Load Funds"), by any "person," as described above in "Aggregation". The concurrent purchase discount does not apply to purchases of SoGen Money Fund. The applicable sales load will be based on the total dollar amount of the investment in shares of two or more SoGen Load Funds that are concurrently purchased.

  RIGHTS OF ACCUMULATION. A Fund's shares may be purchased at a reduced sales charge by a "person" (as defined above in "Aggregation") who is already a

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
shareholder by taking into account not only the amount then being invested, but also the current net asset value of the shares of any SoGen Load Fund al-ready held by such person. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Ac-cumulation, the investor must notify his dealer, SGSC or DST at the time of purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse, parents or children, and the specific relationship of each such other person to the investor.

  LETTER OF INTENTION. A person (as defined above in "Aggregation") may also qualify for a reduced sales charge by completing the Letter of Intention (the "Letter") contained in the New Account Application or a form for this purpose which may be obtained by contacting the Funds at (800) 334-2143. This enables the investor to aggregate purchases of shares of any SoGen Load Fund during a thirteen-month period for purposes of calculating the applicable sales charge. Applicable shares of any SoGen Load Fund currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their net asset value on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his dealer, SGSC or DST that a Letter is on file along with all account numbers associated with the Letter.

  The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor's purchases are less than the amount specified, the investor will be requested to remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appro-priate number of escrowed shares will be redeemed in order to realize the dif-ference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter. Either the shareholder or the Company may cancel the arrangement at will.

  SALES AT NET ASSET VALUE. Shares of the International Fund, Overseas Fund and Gold Fund may be sold at net asset value (i.e., without a sales charge)
(i) to registered representatives or employees of authorized dealers, the spouse, parents or children of such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company or affiliate is au-thorized to make investment decisions on behalf of a client, (iii) to invest-ment advisers and financial planners who place trades for

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
their own accounts or the accounts of their clients and who charge a manage-ment, consulting or other fee for their services, (iv) to clients of such in-vestment advisers and financial planners who place trades for their own ac-counts if the accounts are linked to the master account of such investment ad-viser or financial planner on the books and records of the broker, agent, in-vestment adviser or financial institution, and (v) to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Shares of the Funds may also be sold at net asset value to current officers, directors and employees of the Companies, SGAM Corp., SGSC, U.S. branches and affiliates of Societe Generale, employees of certain firms providing services to the Funds (such as the custodian and the shareholder servicing agent), and to the spouse, parents and children of any such person, or to any trust, pension, profit-sharing or other benefit plan for only such persons. A Fund may also issue shares at net asset value in connection with the acquisition of, or merger or consolidation with, another investment company. The sales of shares at net asset value de-scribed in this section are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption. Such notice must be given to SGSC or DST at the time of purchase on a form for this purpose as available from the Funds.

REINSTATEMENT PRIVILEGE.

  In addition, an investor is entitled to a one-time per account privilege to reinvest in any SoGen Load Fund, the proceeds of a full or partial redemption of shares from a SoGen Load Fund at the then applicable net asset value with-out payment of a sales charge. To exercise this privilege the investor must submit to SGSC or DST, within 30 calendar days after the redemption, both a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds. An investor may also transfer an investment in any SoGen Load Fund to an IRA or other tax qualified retirement plan ac-count in any SoGen Load Fund without payment of a sales charge. Such a trans-fer involves a redemption of a Fund's shares and a reinvestment of the pro-ceeds and, hence, may involve a taxable transaction for income tax purposes. Reinstatement will not prevent recognition of a gain realized on the redemp-tion, but a loss may be disallowed for tax purposes. The amount of gain or loss resulting from the redemption may be affected by exercise of the rein-statement privilege if the shares redeemed were held for 90 days or less, or if a shareholder reinvests in the Funds within 30 days.

BOOKSHARE ACCOUNT PLAN.

  To facilitate the handling of transactions with shareholders, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds' transfer agent, automatically opens and maintains an account for each of the Funds' shareholders

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
directly registered with a Fund. All interests in shares, full and fractional (rounded to three decimal places), are reflected in a shareholder's book ac-count. After any purchase, a confirmation is mailed to the shareholder indi-cating the amount of full and fractional shares purchased, the price per share and a statement of his account. Stock certificates will not be issued unless the shareholder submits a written request to that effect to DST. (No stock certificates will be issued for the Money Fund or for tax-sheltered accounts.) Under no circumstances will a stock certificate for a fraction of a share be issued.

CONDITIONS OF PURCHASE.

  The Companies and SGSC each reserves the right to refuse any order for pur-chase of shares and to cancel any purchase due to nonpayment. Share purchases are not binding on the Companies or SGSC until they are confirmed by DST as paid. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks. No cash will be accepted. As a condition of this offering, if an investor's purchase is canceled due to nonpayment or because his check or ACH transfer does not clear, the investor will be responsible for any loss a Fund incurs as a result thereof.

RULE 12B-1 PLAN. (INTERNATIONAL FUND, OVERSEAS FUND AND GOLD FUND).

  The International Fund, Overseas Fund and Gold Fund have each adopted a Dis-tribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940. Under the Plan, each Fund may pay SGSC a quar-terly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of a Fund's net assets. SGSC is obligated to use the amounts received under the Plan for payments to qualifying dealers (not to ex-ceed 0.25% of the average daily net asset value of accounts originated by such dealers) for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. SGSC bears distribution expenses to the extent they are not covered by payments under the Plan. Any distribution expenses incurred by SGSC in any fiscal year of a Fund, which are not reimbursed from payments un-der the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.

                             HOW TO REDEEM SHARES

  Shareholders have the right to redeem all or any part of their shares of a Fund for cash at the net asset value next computed after receipt of the re-demption request in proper form as further described below. Neither the Compa-nies nor SGSC currently charges a fee or commission upon the redemption of a Fund's shares. Although it does not presently intend to do so, the Boards of Directors of the Companies are empowered to impose a redemption fee of up to 1.0% of the value of shares being redeemed.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.

  Shareholders may redeem either through authorized dealers, through SGSC or by telephone. Shares held in the dealer's "street name" must be redeemed through the dealer.

REDEMPTIONS THROUGH DEALERS.

  Shareholders who have an account with an authorized dealer may submit a re-demption request to such dealer. Authorized dealers are responsible for promptly transmitting redemption requests to SGSC. Dealers may impose a charge for handling redemption transactions placed through them and may have particu-lar requirements concerning redemptions. Accordingly, shareholders should con-tact their authorized dealers for more information.

REDEMPTIONS THROUGH SGSC.

  Shareholders may redeem their Fund shares through SGSC by transmitting writ-ten redemption instructions to The SoGen Funds, c/o DST, P.O. Box 419324, Kan-sas City, MO 64141-6324.

REDEMPTIONS BY TELEPHONE.

  Unless contrary instructions are elected in the New Account Application or Special Options Form, shareholders may redeem a Fund's shares in non-retire-ment accounts by telephone by calling DST at (800) 334-2143. Telephone redemp-tion requests received prior to the close of business on the NYSE on any Fund business day will be effected on that day. Such requests received after the close of business on the NYSE will be effected on the following business day. Shareholders may not make a redemption request by telephone if the proceeds are to be wired or mailed to a bank account number or address other than the one previously designated by the shareholder. Such requests must be in writing accompanied by a signature guarantee. Shareholders who would like to change wiring instructions should send written notification, signed by all of the ac-count's registered shareholders and accompanied by a signature guarantee, to DST at the address listed above. (See "Redemption Price" below for acceptable guarantors. See "Receiving Redemption Proceeds" below for change of address procedures.) There is a $100,000 maximum on telephone redemptions by check. There is no limitation on redemptions by ACH transfer or by bank wire; howev-er, a fee will be deducted from proceeds sent by bank wire. Telephone redemp-tion privileges may be difficult to implement and may be modified or suspended without notice during periods of drastic economic or market changes. DST has instituted procedures it believes are reasonably designed to ensure that re-demption instructions communicated by telephone are genuine, and could be lia-ble for losses caused by unauthorized or fraudulent instructions in the ab-sence of such procedures. DST will require a form of personal identification prior to acting upon telephone instructions, will provide a written confirma-tion of such transaction and

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
will record a shareholder's instructions. TELEPHONE REDEMPTION PRIVILEGES MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE COMPANIES UPON 60 DAYS' WRITTEN NOTICE TO SHAREHOLDERS.

REDEMPTION PRICE.

  Orders to redeem shares received in proper form by DST prior to the close of trading on the NYSE, or redemption orders received by dealers prior to such time and transmitted to SGSC prior to the latter's close of business, will be effected at the net asset value determined as of the close of trading on the NYSE that day.

  Redemption requests must meet all the following requirements to be consid-ered in proper form:

  1. Written and signed instructions from the registered owner(s) must be received by DST (except for telephone redemptions).

  2. A letter or a stock power signed by the registered owner(s) must be signature guaranteed by an acceptable guarantor. A guarantee is re-quired for such redemptions to be paid by check greater than $100,000, or where the redemption proceeds are to be sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account, or to a bank account number other than the one previously designated by the shareholder. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire when a pre-designated bank has been identified by the shareholder. Any one of the following guarantors is normally acceptable: (a) a commer-cial bank or trust company; (b) a member firm of a domestic stock ex-change; (c) a foreign branch of any institution included in paragraph
     (a) or (b); (d) a national securities exchange; or (e) a savings asso-ciation. Guarantees from a notary public are not acceptable.

  3. All certificates, if any, to be redeemed must be received by DST.

  4. In the case of shares held of record in the name of a corporation, trust, fiduciary or partnership, evidence of authority to sign and a stock power with signature(s) guaranteed must be received by DST.

RECEIVING REDEMPTION PROCEEDS.

  Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form, but the Companies may suspend the right of redemption and postpone payment during any period when (i) trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission ("SEC") has by order permitted such suspension, or (iii) an emer-gency, as defined by the rules of the SEC, exists, making disposal of portfo-lio securities or determination of a Fund's net asset value not reasonably practicable.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
  The Funds will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for such shares have cleared, which may take up to fifteen days. Investors who wish to avoid any such delay should purchase shares by bank wire.

  In addition, any change of address will also require a fifteen-day holding period before the proceeds of any redemption will be released to the new ad-dress. Shareholders will have the ability to use the exchange privilege during this holding period. Shareholders can avoid this fifteen-day holding period associated with change of address requests if either the redemption or change of address request is signed by all registered owners and is accompanied by a signature guarantee for each owner. This fifteen-day holding period can also be avoided by establishing bank wire redemption instructions through the New Account Application or Special Options Form.

  Redemption proceeds are normally paid in the form of a check. Proceeds can also be sent to a shareholder's bank account by ACH transfer or by bank wire when a pre-designated bank has been identified in the New Account Application or Special Options Form. Proceeds sent by ACH transfer should generally be credited to a shareholder's account on the second business day after the re-demption. Proceeds sent by bank wire should be credited on the business day following the redemption; however, a fee will be deducted from such proceeds.

  The amount realized on a redemption may be more or less than the investor's cost, depending on the net asset value of a Fund's shares at the time of such redemption, and a gain or a loss may be recognized for tax purposes.

MINIMUM ACCOUNT SIZE.

  Due to the relatively high cost of maintaining smaller accounts, the Compa-nies reserve the right to redeem shares in any account if the value of that account drops below $500, except accounts for shareholders currently partici-pating in the Automatic Investment Program described below. A shareholder will be allowed at least 60 days to make an additional investment to bring his ac-count value to $500 or more before the redemption is processed.

                             SHAREHOLDER SERVICES

  The Companies offer the following shareholder services:

EXCHANGE PRIVILEGE.

  Shareholders or authorized parties are entitled to exchange some or all of their shares for shares of the Money Fund and shares of other SoGen Load Funds. Such shares exchanged will be valued at their respective net asset val-ues computed as of the close of trading on the NYSE on the day the exchange is requested.

  An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The ex-change privilege is available to shareholders resident in any state in which the shares of the Fund being acquired may legally be sold. A shareholder wish-ing to utilize the exchange privilege should read the prospectus of the Fund being acquired.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
  There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the ex-change is being made. The minimum initial investment amount for the Interna-tional Fund, Overseas Fund and Gold Fund, whether by exchange or purchase, is $1,000. The minimum initial investment amount for the Money Fund is $10,000 directly and $1,000 by exchange. All subsequent amounts exchanged must be $100 or more. Upon exchanges of shares of the Money Fund for shares of any SoGen Load Fund, payment of the applicable sales load must be made unless a sales load has already been paid on such shares. For additional information concern-ing exchanges or to effect exchanges, contact the Funds at (800) 334-2143.

  Exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Companies re-serve the right to limit or terminate the exchange privilege as to any share-holder who makes exchanges more than four times a year (other than through the Automatic Exchange Program or a similar periodic investment program). The Com-panies can modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.

AUTOMATIC EXCHANGE PROGRAM.

  Shareholders who wish to automatically exchange shares of one Fund for an-other on a monthly basis can do so by means of the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account the share-holder is exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged and the program will be discon-tinued. All other conditions with respect to exchange transactions apply as discussed in "Exchange Privilege" above.

TELEPHONE PRIVILEGES.

  Unless contrary instructions are elected in the New Account Application or Special Option Form, the account will be entitled to make telephone redemp-tions, exchanges and account maintenance requests. Neither the Companies nor their agents will be liable for following instructions communicated by tele-phone that are reasonably believed to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that the instructions are genu-ine. Such procedures include, but are not limited to, written confirmation of telephone transactions, tape recording telephone conversations and requiring specific personal information prior to acting upon telephone instructions.

  Any owner(s), trustee(s) or other fiduciary entity as indicated in the ac-count registration, investment professional of record and/or other parties that can provide specific personal information will be allowed to initiate any of the above referenced telephone transactions. Personal information may in-clude a combination of the following items: (i) the fund and account number,
(ii) the account registration, (iii) the

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
social security or tax identification number on the account, (iv) the address of record and any other information deemed appropriate to allow access to the account.

  Certain retirement accounts are not eligible for all the telephone privi-leges referenced above. Please call (800) 334-2143 with all inquiries pertain-ing to the legal requirements for any transaction.

AUTOMATIC INVESTMENT PROGRAM.

  Investors may make regular semi-monthly, monthly or quarterly investments of $100 (or more) in shares of a Fund, automatically from a checking or savings account. Upon written authorization, DST will debit the investor's account as indicated and use the proceeds to purchase shares of a Fund for the investor's account. Because approval by the investor's bank is required, establishment of an Automatic Investment Program may require at least thirty days. To establish an Automatic Investment Program, indication must be made on the New Account Application or Special Options Form, and a check (minimum $100 if a new ac-count is being established), savings account deposit slip or savings account statement must be forwarded to DST. Shares purchased through Automatic Invest-ment Program payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The Companies may amend or cease to offer the Automatic Investment Program at any time.

DIVIDEND DIRECTION PLAN.

  Shareholders in a Fund may elect to have income dividends and capital gain distributions on their Fund shares invested without the payment of any sales charge in shares of the Money Fund or shares of any SoGen Load Fund in which they have an existing account and maintain a minimum account balance. All div-idends and distributions so invested are taxable for U.S. federal income tax purposes as though received in cash. For further information about this privi-lege, contact DST in writing at the appropriate address listed on page 44 or by telephone at (800) 334-2143.

SYSTEMATIC WITHDRAWAL PLAN.

  A shareholder who owns shares of a Fund with a current net asset value of $10,000 or more may use those shares to establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50 on or about the 25th day of the month. Dividends and distributions on shares invested under a Systematic Withdrawal Plan may not be taken in cash but must be reinvested, which will be done at net asset value. A Fund's shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in ex-cess of dividends and distributions will reduce and may deplete the invested principal and may result in a gain or loss for tax purposes. Purchases of ad-ditional shares made concurrently with withdrawals of shares are undesirable because of sales charges incurred when pur-

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
chases are made. Accordingly, a shareholder may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. New accounts established by check after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. The Companies may amend or cease to offer the Systematic Withdrawal Plan at any time.

RETIREMENT PLANS.

  The Companies offer IRA, SEP and 403(b)(7) plans which allow investors to save for retirement and defer taxes on investment income, if any. The tax ben-efits of these plans may not be available for all persons. Investors should consult their tax advisers regarding their eligibility.

  For appropriate applications, please contact the Funds at (800) 334-2143.

SHAREHOLDER STATEMENTS AND REPORTS.

  A confirmation statement is mailed to shareholders for each transaction in a Fund, and a summary statement and tax reporting are provided at year end. Each Fund also provides shareholders with an annual Prospectus as well as annual and semi-annual reports.

ACCOUNT MAINTENANCE.

  Shareholders will often need to update certain account information during their relationship with the Funds. Please call (800) 334-2143 with any ques-tions concerning the legal requirements necessary to execute your request.

                                   INQUIRIES

  For information on how to buy shares of a Fund or to request additional lit-erature about any of the Funds, or for account information, shareholder serv-ices or information on how to redeem shares, please call (800) 334-2143.

                                                          SOGEN FUNDS, INC.
     SOGEN INTERNATIONAL FUND, INC.
SHAREHOLDERS' REFERENCE GUIDE

TELEPHONE NUMBERS:
For Fund Information, Account & Shareholder Services
                                    (800) 334-2143

MAIL:
Direct Purchases, Redemptions

and Account Updates:                The SoGen Funds
                                    c/o DST Systems, Inc.
                                    P.O. Box 419324,
                                    Kansas City, MO
                                    64141-6324

Overnight Mail:
                                    The SoGen Funds
                                    c/o DST Systems, Inc.
                                    1004 Baltimore
                                    Kansas City, MO
                                    64105-1807

WIRING INSTRUCTIONS:
You may wire funds to us at:        IFTC, Kansas City, MO
                                    ABA Routing #101003621
                                    Account #7534116
                                    Reference:  (Your account number and trade
                                               confirmation number)

  To avoid rejection of your wire, you must inform us of your intention to wire funds when you place your purchase order AND include your SoGen Fund ac-count number and the trade confirmation number in the reference section of the wire.

  AUTOMATIC INVESTMENT PROGRAM--regular investments of at least $100, automat-ically from your checking or savings account. Because approval by your bank is required, establishment of an Automatic Investment Program may require at least thirty days. See the "Automatic Investment Program" section of the Pro-spectus for details.

  SYSTEMATIC WITHDRAWAL PLAN--With a minimum net asset value of $10,000, you may establish a Systematic Withdrawal Plan to receive, not less than $50, on a monthly or quarterly basis. Distributions are made on or about the 25th of the month. New accounts established by check after the 10th of the month, will not begin distribution until the following month due to the fifteen-day hold on check purchases. Please see the "Systematic Withdrawal Plan" section of the Prospectus for details.

  INVESTMENT THROUGH ACH--A convenient way for you to invest or redeem shares in your SoGen Fund account. Please contact your financial representative or the Funds directly at (800) 334-2143 for further information.

                         SOGEN INTERNATIONAL FUND, INC.
                               SOGEN FUNDS, INC.
                          1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020

                               INVESTMENT ADVISER
                               ------------------
                    Societe Generale Asset Management Corp.
                          1221 Avenue of the Americas
                               New York, NY 10020

                                  UNDERWRITER
                                  -----------
                    Societe Generale Securities Corporation
                          1221 Avenue of the Americas
                               New York, NY 10020
                                 (212) 278-5800

                                 LEGAL COUNSEL
                                 -------------
                             Dechert Price & Rhoads
                              30 Rockefeller Plaza
                               New York, NY 10112

                              INDEPENDENT AUDITORS
                              --------------------
                             KPMG Peat Marwick LLP
                                345 Park Avenue
                               New York, NY 10154

                               DOMESTIC CUSTODIAN
                               ------------------
                       Investors Fiduciary Trust Company
                              127 West 10th Street
                             Kansas City, MO 64105

                                GLOBAL CUSTODIAN
                                ----------------
                            The Chase Manhattan Bank
                            4 Chase MetroTech Center
                               Brooklyn, NY 11245

                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                               DST Systems, Inc.
                                P.O. Box 419324
                           Kansas City, MO 64141-6324
                                 (800) 334-2143

          SoGen International Fund, Inc.
[LOGO]    SoGen Funds, Inc.
          1221 Avenue of the Americas
          New York, NY 10020



SGC1

STATEMENT OF ADDITIONAL INFORMATION

                        SOGEN INTERNATIONAL FUND, INC.

                           -------------------------

                         [LOGO OF SOGEN APPEARS HERE]

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 334-2143

                               ----------------

                    Societe Generale Asset Management Corp.
                          1221 Avenue of the Americas
                              New York, NY 10020
                              Investment Adviser

                    Societe Generale Securities Corporation
                          1221 Avenue of the Americas
                              New York, NY 10020
                             Principal Underwriter

                               ----------------

  This Statement of Additional Information provides information about SoGen International Fund, Inc. (the "Fund"), a diversified open-end management in-vestment company, in addition to the information contained in the Prospectus of the Fund dated July 31, 1997. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund, a copy of which can be obtained by writing or by call-ing the Fund at (800) 334-2143.

                               ----------------

                                 July 31, 1997

SGC4

                               TABLE OF CONTENTS

                                                                     CROSS-
                                                    STATEMENT OF   REFERENCED
                                                     ADDITIONAL  TO CAPTIONS IN
                                                    INFORMATION  THE PROSPECTUS

                                                        PAGE          PAGE
                                                    ------------ --------------
ORGANIZATION OF THE FUND...........................       3             6
INVESTMENT OBJECTIVE, POLICY AND RESTRICTIONS......       3             6
MANAGEMENT OF THE FUND.............................       8            27
INVESTMENT ADVISER AND OTHER SERVICES..............       9            27
DISTRIBUTION OF THE FUND'S SHARES..................      10            37
COMPUTATION OF NET ASSET VALUE.....................      12            32
HOW TO PURCHASE SHARES.............................      12            32
TAX STATUS.........................................      13            29
BROKERAGE ALLOCATION...............................      16            28
CUSTODY OF PORTFOLIO...............................      17            --
INDEPENDENT AUDITORS...............................      17            --
FINANCIAL STATEMENTS...............................      17            --

                           ORGANIZATION OF THE FUND

  SoGen International Fund, Inc. (the "Fund"), an open-end diversified manage-ment investment company, was incorporated under the laws of Delaware in August 1969 and reincorporated under Maryland law in May 1985. The Fund's investment adviser is Societe Generale Asset Management Corp. ("SGAM Corp."), which was incorporated in Delaware in February 1990. SGAM Corp. is a registered invest-ment adviser. The Fund's principal underwriter is Societe Generale Securities Corporation ("SGSC"), a registered broker dealer located in New York.

  Pursuant to the laws of Maryland, the Fund's jurisdiction of incorporation, the Board of Directors of the Fund has adopted By-Laws of the Fund that do not require annual meetings of Fund shareholders. The absence of a requirement that the Fund hold annual meetings of the Fund's shareholders reduces Fund ex-penses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940 or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of out-standing Fund shares. The cost of any such notice and meeting will be borne by the Fund.

  Under the provisions of the Investment Company Act of 1940, a vacancy in the office of director of the Fund may be filled between meetings of the share-holders of the Fund by vote of the directors then in office if immediately af-ter filling such vacancy at least two-thirds of the directors then holding of-fice have been elected to the office of director by the shareholders of the Fund. In the event that at any time less than a majority of the directors of the Fund holding office at that time were elected by the shareholders of the Fund, the Board of Directors or the Chairman of the Board shall within sixty days cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

  The staff of the Securities and Exchange Commission has advised the Fund that it interprets Section 16(c) of the Investment Company Act of 1940, which provides a means for dissident shareholders of common-law trusts to communi-cate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment compa-nies, such as the Fund, that are incorporated under Maryland law.

                 INVESTMENT OBJECTIVE, POLICY AND RESTRICTIONS

  The investment objective of the Fund is to provide long-term growth of capi-tal. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by the Fund's investment adviser for short-term investment or defensive purposes, the Fund may hold a portion of its assets (up to 100%) in short-term debt in-struments including commercial paper and certificates of deposit.

  Investors should refer to the Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that the Fund's stated objective will be realized.

  HIGH-YIELD/HIGH-RISK SECURITIES. As stated in the Prospectus, the Fund may invest in lower-rated or unrated high-yield debt securities. The Fund may also purchase debt securities upon which the issuer has defaulted. In the past the Fund has invested in lower-rated or unrated bonds for their generally higher yields and will continue to do so to the extent compatible with acceptable risk. In general the market for lower-rated or unrated bonds is more limited than the market for higher-rated bonds, and because the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, be-cause the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings, past experience may not provide an accurate indication of the future perfor-mance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the Fund's portfolio may be more difficult and will require greater reliance on judgment.

  While the market for lower-rated or unrated bonds may in general tend to be less sensitive to interest rate changes, the market prices of lower-rated or unrated bonds structured as zero-coupon or pay-in-kind securities may nevertheless be affected to a greater extent by such changes and thus may tend to be more volatile than those of lower-rated securities paying interest periodically and in cash. The Fund may invest in zero coupon or pay-in-kind bonds. Lower-rated or unrated bonds that include call or redemption provisions may be more susceptible to prepayment during periods of falling interest rates, requiring replacement by lower-yielding securities.

  Since the risk of default is generally higher among lower-rated or unrated bonds, SGAM Corp.'s research and analysis are especially important in the se-lection of such bonds, which, if rated BB by Standard & Poor's or Ba by Moody's or lower, are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment by the Fund, SGAM Corp. does not rely on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which, fur-thermore, may not accurately reflect an issuer's current financial condition. The Fund does not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

  Legislation may from time to time limit the use, and tax or other advan-tages, of lower-rated or unrated securities and could adversely affect the secondary market for such securities, their market values and the financial condition of their issuers. However, the extent of these possible effects is uncertain, as are the final form and probability of passage of any proposed legislation that has not yet been enacted.

  FOREIGN CURRENCY TRANSACTIONS. In an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denomi-nated in the currency of a foreign country against a devaluation of that country's currency, the Fund may make arrangements with banks to sell such currency forward. That is, to hedge against a devaluation of a foreign curren-cy, the Fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by the Fund is devalued below the price of the forward market contract and more than any devaluation of the United States dollar during the period of the contract, the Fund will realize a gain as a result of the currency transaction. In this way, the Fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies. The Fund may sell foreign currency forward only as a means of protecting its for-eign investments and may not otherwise trade in the currencies of foreign countries. Accordingly, the Fund may not sell forward the currency of a par-ticular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency or issued by companies incorporated or op-erating in that particular foreign country.

  As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of the Fund's portfolio would not depreciate as much as the portfolio of a fund holding similar in-vestments which did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of the Fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that the Fund sells forward currencies which are thereafter revalued upward, the value of the Fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund which did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, the Fund sells the currency forward at a price lower than the price of that currency on the date of the contract, the Fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. More-over, it will not be possible for the Fund to hedge against devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit its currency transactions to permit the Fund to qualify as a "regulated in-vestment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Foreign currency transactions would involve a cost to the Fund which would vary with such factors as the currency involved, the length of the con-tract period and the market conditions then prevailing.

  The Fund will not attempt to hedge all its foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropri-ate by SGAM Corp. The Fund may also hedge in connection with the purchase and sale of foreign securities in which case the Fund's foreign subcustodian en-ters into a forward contract to hedge the related currency between the trade date and the settlement date for the purchase or sale transaction.

  RESTRICTED SECURITIES. The Fund may, from time to time, purchase securities which are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be re-sold in a liquid dealer or institutional trading market, but the Fund may ex-perience delays in its attempts to dispose of such securities and in some cases registration of such securities under the Securities Act of 1933 may be required for their sale. In such a case, the Fund may have to bear the expense of such registration if the issuer of such securities has not previously reg-istered or agreed to register such securities at its own expense.

  Where registration is required, a considerable period of time may elapse be-tween the time when the decision may be made to sell securities and the time when the Fund may be permitted to sell under an effective registration state-ment. During such period, if adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a par-ticular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities. As stated below, the Fund does not intend to invest more than 10% of its net assets in illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States. In addition to such securi-ties, the Fund may also, from time to time, invest in securities for which there is a limited trading market and which might not be resold by the Fund in a short period of time without adversely affecting the market price of the se-curity.

  Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund to trade in privately placed securities that have not been registered for sale under the 1933 Act. SGAM Corp., under the supervision of the Board of Directors of the Fund, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund restriction on in-vesting in illiquid securities. A determination as to whether a Rule 144A se-curity is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, SGAM Corp. will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, SGAM Corp., could consider (1) the fre-quency of trades and quotes, (2) the number of dealers and potential purchas-ers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to deter-mine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Invest-ing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities, if qualified institutional buyers are unwilling to purchase such securities.

  COMMODITY LINKED SECURITIES. The Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

  Investment in commodity linked securities involves certain risks. In addi-tion to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the referenced commodity. Fur-ther, in certain cases, the coupon and/or dividend may be reduced to zero, and any further decline in the value of the security may then reduce the redemp-tion amount payable on maturity. Finally, commodity linked securities may be more volatile than the price of the referenced commodity.

  FUNDAMENTAL RESTRICTIONS. In carrying out its investment objective, the Fund will be subject to the following fundamental restrictions. Fundamental re-strictions cannot be changed without the vote of a majority of the outstanding voting securities of the Fund (defined by the Investment Company Act of 1940 as (A) 67 percent or more of the voting securities present at a meeting of stockholders, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50 percent of the outstanding voting securities of such company, whichever is the less).

  1. It may not purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the se-curities of the United States government and its corporate instrumental-ities and, under the circumstances described below, certificates of de-posit and other short-term bank instruments. In fact, the Fund intends to diversify its investments among various issuers and industries and will not purchase certificates of deposit or other short-term bank in-struments except to the extent deemed appropriate for the short-term in-vestment of cash or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

  2. It may not purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission.

  3. It may not borrow money, except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of its net assets taken at market or other fair value at the time of the borrowing. The Fund will not purchase securities while borrowings are in excess of 5% of the Fund's total assets.

  4. It may not engage in the underwriting of securities of other issuers, except to the extent that it may be deemed to be an underwriter in sell-ing portfolio securities as part of an offering registered under the Se-curities Act of 1933.

  5. It may not purchase or sell real estate or interests therein, commodi-ties or commodity contracts. It may, however, invest in real estate in-vestment trusts and companies holding real estate and may sell commodi-ties received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodi-ty.)

  6. It may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obli-gations that are publicly distributed, or from investing up to an aggre-gate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obliga-tions of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend secu-rities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).*

  7. It may not effect a short sale of any security.

  Further, as a diversified investment company, 75% of the Fund's assets are subject to the following limitations: the Fund may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government, its agencies and its instrumentalities, and (b) own more than 10% of the outstanding voting securities of any one issuer. These restrictions may also be amended only by the vote of a majority of the outstanding voting securities of the Fund.

  ADDITIONAL INVESTMENT POLICIES. With respect to 100% of its assets, the Fund intends to follow the additional investment policies described below. Unlike the fundamental restrictions, the policies described below may be changed when deemed appropriate by the Board of Directors of the Fund without shareholder approval. The Fund does not intend to:

  1. Purchase securities of any issuer, other than the United States govern-ment and its corporate instrumentalities if, immediately after such pur-chase, more than 5% of the value of its total assets would be invested in the securities of such issuer.

  2. Purchase 10% or more of the voting securities of any one issuer.

  3. Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immedi-ately after such purchase, more than 10% of the value of its net assets would be invested in such securities.
--------
*  The Fund has no present intention of lending portfolio securities.

  4. Invest in the securities of a company for the purpose of exercising con-trol over or management of such company.

  5. Purchase securities on margin.

  6. Write put and call options.

  7. Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unat-tached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net as-sets would be invested in such unattached, unlisted warrants.

  8. Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of secu-rities of companies engaged in the production or transmission of oil, gas or other minerals.

  In addition, under normal circumstances the Fund will invest in at least three foreign countries.

  Among the types of fixed income securities in which the Fund may invest from time to time are United States government obligations. United States govern-ment obligations include Treasury Notes, Bonds and Bills which are direct ob-ligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrow from the Trea-sury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

  TOTAL RETURN. From time to time the Fund advertises its average annual total return. An investment in the Fund over the ten-year period from March 31, 1987 to March 31, 1997 would have increased at an average annual compounded rate of return of 10.19%. Quotations of average annual returns for each fund will be expressed in terms of the average annual compounded rates of return of a hypo-thetical investment in the fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis, and deduction of the maximum sales charge of 3.75% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period. Under the same assumptions utilized in the preceding calculation, an investment in the Fund over the five year period from March 31, 1992 to March 31, 1997 would have increased at an average annual compounded rate of return of 12.16% and an investment in the Fund over the period from March 31, 1996 to March 31, 1997 would have increased at an average annual rate of 5.37%.

  COMPARISON OF PORTFOLIO PERFORMANCE. From time to time the Fund may discuss in sales literature and advertisements specific performance grades or rankings or other information as published by recognized mutual fund statistical serv-ices, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mu-tual Funds, Smart Money, The Wall Street Journal or Worth.

  PORTFOLIO TURNOVER. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in management's view, to achieve the objective of the Fund to provide long-term growth of capital. The rate of portfolio turnover is calculated by divid-ing the lesser of the cost of purchases or the proceeds from sales of portfo-lio securities (excluding short-term United States government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term United States government obligations and other short-term investments) owned by the Fund during the particular fiscal year. The Fund's rates of portfolio turnover during the fiscal years ended March 31, 1996 and 1997 were 9.64%, and 12.85%, respectively. The rate of portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund's stated objective. However, it is possible that, under certain circumstances, the Fund may have to limit its short-term portfolio turnover to permit it to qualify as a "regulated investment company" under the Code.

                            MANAGEMENT OF THE FUND

  The business of the Fund is managed by its Board of Directors which elects officers responsible for the day-to-day operations of the Fund and for the ex-ecution of the policies formulated by the Board of Directors. Several of the directors and officers of the Fund are directors or officers of SGAM Corp., SGSC or Societe Generale, Paris, France, the indirect owner of one hundred percent (100%) of the outstanding voting securities of SGAM Corp., and the owner of fifty percent (50%) of the outstanding voting securities of SGSC. Jean-Marie Eveillard, the President and a director of the Fund, owns 100% of SGAM Corp.'s non-voting Series B common stock which represents 19.9% of the total capital of SGAM Corp.

  The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Fund. Each of the following persons is also a director and/or officer of SoGen Funds, Inc. and SoGen Variable Funds, Inc.

                              POSITION HELD              PRINCIPAL OCCUPATION
   NAME AND ADDRESS           WITH THE FUND           DURING PAST FIVE (5) YEARS
   ----------------           -------------           --------------------------
Philippe Collas*         Chairman of the Board    Head of Asset Management at
17, cours Valmy           and Director             Societe Generale since September
92972 Paris,                                       1995. Head of Human Resource
France                                             Management at Societe Generale
                                                   from prior to 1992.
Jean-Marie               President and Director   Director and President or
Eveillard*,(1)                                     Executive Vice President of SGAM
1221 Avenue of the                                 Corp. from prior to 1992.
Americas
New York, NY 10020
Fred J. Meyer(2)         Director                 Chief Financial Officer of
437 Madison Avenue                                 Omnicom Group Inc. from prior to
New York, NY 10022                                 1992. Director of Novartis
                                                   Corporation, and Zurich-American
                                                   Insurance Cos.
Dominique Raillard(2)    Director                 President of Act 2 International
15, boulevard Delessert                            (consulting) since July 1995.
75016 Paris, France                                Group Executive Vice President
                                                   of Promodes (consumer
                                                   products) -- U.S. Companies
                                                   Divisions from prior to 1992 to
                                                   1995.
Nathan Snyder(1),(2)     Director                 Independent Consultant from prior
163 Parish Rd. S.                                  to 1992.
New Canaan, CT 06840
Philip J. Bafundo*       Vice President,          Secretary and Treasurer, SGAM
1221 Avenue of the        Secretary and Treasurer  Corp. from prior to 1992.
Americas                                           Certified Public Accountant (New
New York, NY 10020                                 York).
Ignatius Chithelen*      Vice President           Securities Analyst, SGAM Corp.
1221 Avenue of the                                 since October 1993. Reporter at
Americas                                           Forbes from prior to 1992 to
New York, NY 10020                                 April 1992. Private investor
                                                   from May 1992 to September 1993.
Sean J. McKeown*         Vice President           Operations Manager, SGAM Corp.
1221 Avenue of the                                 since June 1997. Vice President,
Americas                                           Citibank Investment Products &
New York, NY 10020                                 Distribution from October 1993
                                                   to June 1997. Vice President,
                                                   Citicorp Investment Services
                                                   from prior to October 1993.
Catherine A. Shaffer*    Vice President           First Vice President, SGSC from
1221 Avenue of the                                 prior to 1992.
Americas
New York, NY 10020
Edwin S. Olsen*          Vice President           Vice President, SGSC from prior
1221 Avenue of the                                 to 1992.
Americas
New York, NY 10020

                         POSITION HELD              PRINCIPAL OCCUPATION
 NAME AND ADDRESS        WITH THE FUND           DURING PAST FIVE (5) YEARS
 ----------------        -------------           --------------------------
Elizabeth Tobin*    Vice President and       Securities Analyst, SGAM Corp.
1221 Avenue of the   Assistant Secretary      from prior to 1992.
Americas
New York, NY 10020

Charles de Vaulx*   Vice President           Securities Analyst, SGAM Corp.
1221 Avenue of the                            from prior to 1992.
Americas
New York, NY 10020

--------
 * An "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.
(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) Member of the Audit Committee.

  The Fund makes no payments to any of its officers for services. However, currently each of the Fund's directors who is not an officer or employee of SGAM Corp., SGSC or Societe Generale is paid by the Fund an annual fee of $6,000 and a fee of $1,000 for each meeting of the Fund's Board of Directors and for each meeting of any Committee of the Board attended (other than those held by telephone conference call). Each director is reimbursed by the Fund for any expenses he may incur by reason of attending such meetings or in con-nection with services he may perform for the Fund. During the fiscal year ended March 31, 1997, an aggregate of $36,000 was paid or accrued for direc-tors' fees and expenses. See Note 2 of Notes to Financial Statements on page 29 of the Fund's Annual Report to Shareholders for a description of various transactions during the Fund's most recent fiscal year between the Fund and its directors and affiliates of its directors.

  COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended March 31, 1997. Officers of the Fund and directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Direc-tors," the number in parentheses indicates the total number of boards in the fund complex on which the director serves.

                              COMPENSATION TABLE
                       FISCAL YEAR ENDED MARCH 31, 1997

                                            PENSION OR               TOTAL
                                            RETIREMENT            COMPENSATION
                                             BENEFITS  ESTIMATED      FROM
                                AGGREGATE    ACCRUED     ANNUAL    REGISTRANT
                               COMPENSATION AS PART OF  BENEFITS    AND FUND
                                   FROM        FUND       UPON    COMPLEX PAID
NAME OF PERSON, POSITION        REGISTRANT   EXPENSES  RETIREMENT TO DIRECTORS
------------------------       ------------ ---------- ---------- ------------
Fred J. Meyer*, Director......   $11,000       N/A        N/A       $25,000(3)
Jean-Marie Eveillard**,
 Director and President.......   $   --        N/A        N/A       $   --
Dominique Raillard*,
 Director.....................   $12,000       N/A        N/A       $27,000(3)
Nathan Snyder*, Director......   $12,000       N/A        N/A       $28,000(3)
Philippe Collas**, Director
 and Chairman.................   $   --        N/A        N/A       $   --

--------
 * Member of the Audit Committee.
** "Interested person" of the Fund, as defined in the Act, because of the af-filiation with SGAM Corp., the Fund's investment adviser.

  As of June 30, 1997, the officers and directors of the Fund owned less than 1% of the outstanding shares of capital stock of the Fund. The following per-sons owned of record 5% or more of the outstanding shares of capital stock of the Company as of June 30, 1997:

       TYPE OF OWNERSHIP   OWNER                         SHARE OWNERSHIP
       -----------------   -----                         ---------------
       Of Record Only      Charles Schwab & Co. Inc.          18.07%
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

                     INVESTMENT ADVISER AND OTHER SERVICES

  As described in the Fund's Prospectus, SGAM Corp. is the Fund's investment adviser and, as such, manages the Fund's portfolio. SGAM Corp. was incorpo-rated in Delaware in February 1990, and is indirectly wholly owned by Societe Generale, one of France's largest banks. SGAM Corp. employs certain individu-als who previously served as key personnel performing securities analysis for the in-vestment advisory division of SGSC, the Fund's principal underwriter and for-mer investment adviser.

  The persons named below are affiliated with the Fund and are also affiliated persons of SGAM Corp., SGSC or Societe Generale. The capacity in which such persons are affiliated with the Fund and SGAM Corp., SGSC or Societe Generale is also indicated.

                                                     OFFICE HELD WITH SGAM CORP.,
NAME                  OFFICE HELD WITH THE FUND        SGSC OR SOCIETE GENERALE
----                  -------------------------      ----------------------------
Philippe Collas       Chairman of the Board     Head of Asset Management, Societe
                       and Director              Generale. Chairman of the Board and
                                                 Director,
                                                 SGAM Corp.
Jean-Marie Eveillard  President and Director    President and Director, SGAM Corp.
Philip J. Bafundo     Vice President,
                       Secretary and
                       Treasurer                Secretary and Treasurer, SGAM Corp.
Ignatius Chithelen    Vice President            Securities Analyst, SGAM Corp.
Sean J. McKeown       Vice President            Operations Manager, SGAM Corp.
Catherine A. Shaffer  Vice President            First Vice President, SGSC
Edwin S. Olsen        Vice President            Vice President, SGSC
Elizabeth Tobin       Vice President and
                       Assistant Secretary      Securities Analyst, SGAM Corp.
Charles de Vaulx      Vice President            Securities Analyst, SGAM Corp.

  Under its investment advisory contract with the Fund which became effective April 26, 1990 and was amended on July 10, 1992, SGAM Corp. furnishes the Fund with investment advice consistent with the Fund's stated investment objective. SGAM Corp. also furnishes the Fund with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Fund's officers. In return, the Fund pays SGAM Corp. an annual fee equal to the sum of 1.0% of the first $25,000,000 of the average daily value of the Fund's net assets and 0.75% of the average daily value of the Fund's net assets in excess of $25,000,000, in each case payable quarterly in amounts equal to 0.25% and 0.1875%, respective-ly, of the average daily value of the net assets of the Fund during the pre-ceding quarter. The 1.0% annual fee rate listed above is higher than the rate of fees paid by most United States mutual funds. The Fund believes, however, that the effective rate of the advisory fee it pays is not higher than the rate of fees paid by most other mutual funds that invest significantly in for-eign equity securities. The Advisory Contract has been approved by the Board of Directors of the Fund after considering, among other things, the Fund's past investment performance.

  For the Fund's fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid investment advisory fees of $13,822,229, $18,408,301 and $26,404,805, re-
spectively.

  Under the investment advisory contract between the Fund and SGAM Corp., the adviser is responsible for the management of the Fund's portfolio and con-stantly reviews its holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are given regularly to the directors of the Fund, who review the Fund's portfolio at meetings held four times a year.

  The Fund's Articles of Incorporation acknowledge that the Fund adopted its corporate name through permission of Societe Generale and that the non-exclu-sive right to use the name "SoGen International Fund, Inc." or "SoGen" or any similar name may be granted by Societe Generale to others.

  The Fund may, with the approval of the Fund's Board of Directors, from time to time enter into arrangements with institutions to provide subtransfer agent services and other related services where a number of persons hold Fund shares through one account registered with the Fund's transfer agent, DST Systems, Inc. ("DST") in the name of that institution. Under those arrangements, the Fund may compensate the institution rendering such services on a per sub-ac-count basis.

                       DISTRIBUTION OF THE FUND'S SHARES

  The Fund and SGSC have entered into an underwriting contract pursuant to which SGSC offers, as agent, shares of the Fund to investors, either directly or through selected securities dealers, in states and countries in which the Fund's shares are qualified and in which SGSC is qualified as a dealer or where such qualification is not required.

  Pursuant to the Distribution Plan and Agreement (the "Plan") between the Fund and SGSC, adopted by the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay SGSC, quar-terly, a distribution fee of up to, on an annual basis, 0.25% of the average daily net asset value of the Fund subject to the limitation described below. Under the Plan, SGSC must apply the full amount of fees received from the Fund to actual distribution expenses incurred during the fiscal year including the payment of fees to dealers for their assistance in the sale of shares of the Fund and for the provision to shareholder services and for other distribution related expenses such as the payment of advertising costs and the payment for the preparation, printing and distribution of prospectuses to investors. The Plan, which became effective on November 14, 1985, excludes for the purposes of calculating the net asset value for payment of the fee, Fund assets attrib-utable to Fund shares outstanding before that date and any subsequent divi-dends and distributions thereon. For the fiscal year ended March 31, 1997, the Fund paid SGSC $8,571,548 pursuant to the Plan, $104,809 of which was paid by SGSC to Societe Generale and subsidiaries of Societe Generale. SGSC and SGAM Corp. bear the Fund's distribution costs to the extent they exceed payments under the Plan.

  Substantially all of the amounts paid to SGSC under the Plan are paid to dealers selling shares of the Fund, including Societe Generale and certain of its subsidiaries, for their assistance in selling shares of the Fund. A dealer selling shares normally receives a fee, calculated on a quarterly basis, sub-ject to the limitation described above, equal to 0.25% of the average daily net asset value of the shares of the Fund held by the dealer's customers. SGSC has retained $2,180,099 of the amount paid to it pursuant to the Plan with re-spect to the fiscal year ended March 31, 1997, as reimbursement for expenses incurred in promoting the sale of Fund shares, including printing and distri-bution of prospectuses and sales literature and for advertising. Distribution expenses incurred in any fiscal year which are not reimbursed from payments under the Plan accrued in such fiscal year will not be carried over for pay-ment under the Plan in any subsequent year.

  The Plan provides that it will continue in effect only so long as its con-tinuance is approved at least annually by the directors of the Fund, and by the directors who are not interested persons of the Fund and who have no di-rect or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (the "Independent Directors"). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Di-rectors or by a majority of the Fund's outstanding voting securities on 60 days' written notice to SGSC, and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting secu-rities of the Fund (as defined on page 5). No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the direc-tors and the Independent Directors of the Fund.

  When the Fund seeks an Independent Director to fill a vacancy on or as an addition to the Board or as a nominee for election by stockholders, the selec-tion or nomination of the Independent Director is, under resolutions adopted by the directors contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Directors.

  SGSC, as principal underwriter of the Fund's shares, agrees to use its best efforts (in states where it may lawfully do so) to obtain orders for the Fund's shares. With respect to the fiscal year ended March 31, 1997, SGSC, So-ciete Generale (including its subsidiaries) and SGAM Corp. received commis-sions and other compensation in connection with the operations of the Fund as follows:

          (1)                    (2)               (3)           (4)         (5)
        NAME OF            NET UNDERWRITING   COMMISSIONS ON
 PRINCIPAL UNDERWRITER   DISCOUNTS AND DEALER REPURCHASES OR  BROKERAGE     OTHER
      OR AFFILIATE           COMMISSIONS       REDEMPTIONS   COMMISSIONS COMPENSATION
 ---------------------   -------------------- -------------- ----------- ------------
SGSC....................      $2,670,354           $--        $107,519   $ 8,571,548*
Societe Generale
 (including
 subsidiaries)..........      $  126,060           $--        $ 17,153   $   104,809**
SGAM Corp...............      $      --            $--        $    --    $26,404,805***

--------
  * For the period reported, the Fund's distribution fee paid or payable to SGSC pursuant to the Plan. Substantially all of such amount was paid or will be paid to dealers, including Societe Generale and certain subsidiar-ies, selling shares of the Fund.
 ** Amounts paid to Societe Generale as a dealer of Fund shares pursuant to the Plan, which amount is included in the $8,571,548 paid to SGSC under the Plan.
*** The Fund's investment advisory fee paid or payable to SGAM Corp. for the fiscal year ended March 31, 1997.

  During the three years ended March 31, 1995, 1996, and 1997, the aggregate amounts of sales charges on sales of Fund shares were $4,790,032, $16,232,673 and $14,840,187, respectively. During the years ended March 31, 1995 and 1996, SGSC received net underwriting discounts and dealer commissions of $941,813 and $3,005,037, respectively, and Societe Generale received dealer discounts of $44,234 and $36,119, respectively.

  SGAM Corp. has entered into an agreement with SGSC, dated April 30, 1990, under which net commissions and fees earned by SGSC in its capacity as under-writer to the Fund, are remitted to SGAM Corp. In consideration for certain services provided by SGSC, SGAM Corp. pays SGSC a $25,000 per annum fee, pay-able monthly, and reimburses SGSC for certain expenses incurred on behalf of SGAM Corp. For SGAM Corp.'s fiscal year ended December 31, 1996, such commis-sions and fees with respect to the Fund amounted to $5,056,361, and the re-lated reimbursement for services amounted to $74,523.

  The investment advisory and underwriting contracts continue in effect from year to year so long as the continuance of each contract is specifically ap-proved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined on page 5). In addition, the terms of each contract and the renewals thereof must be approved annually by the vote of a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SGAM Corp., SGSC or the Fund. Each contract will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) and may be terminated, without penalty, on sixty days' written notice, at the option of either party thereto or by a vote of a majority of the outstanding voting se-curities of the Fund.

                        COMPUTATION OF NET ASSET VALUE

  The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. The Exchange is closed on the following days:
New Year's Day, Rev. Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

  A portfolio security, other than a bond, which is traded on a United States national securities exchange or a securities exchange abroad is normally val-ued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated "Tier 1" securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus inter-est earned, which approximates value. Securities for which current market quo-tations are not readily available and any securities subject to restrictions on resale are valued at fair value as determined in good faith by the Fund's Board of Directors. A make-up sheet showing the computation of the total of-fering price, using as a basis the value of the Fund's portfolio securities and other assets and its outstanding securities as of March 31, 1997, appears as the Statement of Assets and Liabilities on page 24 of the March 31, 1997 Annual Report to Shareholders.

                            HOW TO PURCHASE SHARES

  The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Fund's Prospectus.

  As stated in the Prospectus, the Fund's shares may be purchased at net asset value by various persons associated with the Fund, SGSC, SGAM Corp., branches of Societe Generale, certain firms providing services to the Fund or affili-ates thereof for the purpose of promoting good will with employees and others with whom the Fund has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in cir-cumstances where there are economies of selling efforts and sales related ex-penses with respect to offers to certain investors.

                                  TAX STATUS

  The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year. Such qualification does not involve governmental supervision of management or investment practices or policies. By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on taxable in-come (including realized capital gains) to the extent distributed to share-holders within the allowable time limit.

  In order to qualify as a regulated investment company for a taxable year un-der the laws in effect as of the date of this Statement of Additional Informa-tion and to avoid paying taxes on income the Fund distributes to its share-holders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities, gains from the sale or other disposition of stock or securi-ties, foreign currency gains related to investments in stock or securities and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities and options, futures, forward contracts and foreign currencies held for less than three months (excluding gains from certain hedging transactions and from foreign currencies (and op-tions, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, United States government securities, securi-ties of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which in-cludes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses and any capital loss carry-overs, net of expenses) for the year.

  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capi-tal gains (the excess of net long-term capital gains over net short-term capi-tal losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distrib-uted on a timely basis in accordance with a calendar year distribution re-quirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distribu-tions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution re-quirement.

  All dividends from net investment income and all distributions of net real-ized capital gains are paid in shares of the Fund at net asset value calcu-lated as of the payment date unless a shareholder elects to receive cash. Shareholders may elect to receive cash in the amount of the dividend or dis-tribution by notifying DST through the appropriate form or by telephone in ac-cordance with the procedures detailed in the Prospectus. Once an election has been made all future dividends and distributions will be paid in accordance with such election unless shareholders notify DST otherwise. Shareholders in-cur no sales charges on Fund shares reinvested. All dividends or distributions are taxable for United States federal income tax purposes as though received in cash. To the extent that they are derived from dividends received from do-mestic corporations, dividends paid by the Fund may qualify for the dividends-received deduction for corporations. For the fiscal year ended March 31, 1997, 6.75% of the Fund's net investment income qualified for the dividends-received deduction.

  Certain foreign currency contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are con-sidered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts
may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

  Generally, the hedging transactions undertaken by the Fund may result in "straddles" for United States federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addi-tion, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as or-dinary income when distributed to shareholders.

  The Fund may make one or more of the elections available under the Code which are applicable to certain foreign currency contracts or certain hedging transactions which may be acquired or undertaken by the Fund. If the Fund makes any of the elections, the amount, character and timing of the recogni-tion of gains or losses from such contracts or transactions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from such contracts or transactions.

  Because the above tax rules may affect the character of gains or losses, de-fer losses and/or accelerate the recognition of gains or losses from the af-fected contracts or transactions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions the Fund may undertake.

  The 30% limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in foreign currency contracts.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary in-come or ordinary loss. Similarly, on disposition of debt securities denomi-nated in a foreign currency and on disposition of certain foreign currency contracts, gains or losses attributable to fluctuations in the value of for-eign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable in-come to be distributed to its shareholders as ordinary income.

  If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under United States income tax principles, as paid by its share-holders. For any year that the Fund makes such an election, each of its share-holders will be required to include in his income (in addition to taxable div-idends actually received) his allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to de-duct it (as an itemized deduction) from his U.S. taxable income, if any.

  Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. If the pass-through election described above is made, the por-tion of distribution paid by the Fund from its foreign source income will be treated as foreign source income. Certain of the Fund's gains from the sale of securities and certain currency fluctuation gains will be treated as derived from U.S. sources. In addition, this foreign tax credit limitation must be ap-plied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, certain capital gains and certain foreign cur-rency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

  Investments by the Fund in stock of certain foreign corporations which gen-erate largely passive investment-type income, or which hold a significant per-centage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earn-ings. In the absence of certain elections to report these earnings on a cur-rent basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distribu-tions" from, and any gain from the disposition of stock of, the PFIC, as ordi-nary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amount allocated to prior taxable years would be taxable to the Fund at the highest rate of tax applicable in that year (even if distributed to the Fund shareholders), increased by an interest charge determined as though the amounts were underpayments of tax. Amounts al-located to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

  The Fund may be subject to foreign withholding taxes on income and gains de-rived from its investments outside the United States. Such taxes would reduce the yield on the Fund's investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

  Different tax treatment, including a penalty on pre-retirement distribu-tions, is accorded accounts maintained as IRAs. Shareholders should consult their tax advisers for more information.

  Any loss realized by a shareholder on the redemption or other disposition of Fund shares which he has held for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any long-term capital gains distributions received by the share-holder (and any amount retained by the Fund which were designated as undis-tributed long-term capital gains) with respect to such shares. Any loss real-ized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including, for example, by receipt of dividends paid in shares) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, a shareholder will adjust the basis of the shares acquired to reflect the dis-allowed loss. Any corporate shareholder should consult its tax adviser regard-ing the possibility that its basis in its shares may be reduced, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on the shares. Corporate shareholders which bor-row to acquire or retain Fund shares may be denied a portion of the dividends-received deduction.

  If shares sold and reinvested pursuant to the reinstatement privilege or ex-change privilege have been held for 90 days or less, the sales load incurred as to those shares will not be taken into account in determining any taxable gain or loss on the exchange or sale to the extent of the reduction in the sales load on the shares acquired in the exchange or reinstatement.

  Since, at the time of an investor's purchase of the Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in reality represent a return of his capital. How-ever, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, re-duced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

  The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain shareholders specified in the Code generally are exempt from such backup withholding. Backup with-holding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

  In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and redemp-tions of Fund shares. Shareholders should consult their tax advisers as to the application of such taxes and as to the tax status of distributions from the Fund and redemptions of Fund shares in their own states and localities. Non-United States shareholders, present in the United States for sub-stantial periods of time during a taxable year, maintaining an office or "tax home" in the United States, or conducting business in the United States with which their Fund shares may be "effectively connected," should consult their tax advisers as to whether such presence or such activities may subject them to United States tax as a United States shareholder or otherwise. If the in-come from the Fund is not treated as "effectively connected", distribution to non-U.S. shareholders will be subject to a U.S. tax of 30% (or lower treaty rate), which is generally withheld from such distribution. Each shareholder who is not a United States person should also consult his tax adviser regard-ing the United States and foreign tax consequences of ownership of shares of the Fund.

                             BROKERAGE ALLOCATION

  The Fund's brokerage policy is to place orders for the purchase and sale of its portfolio securities in such a manner that it will receive the best price and execution for each transaction, after taking into account research serv-ices provided for the Fund's benefit that are furnished by brokers. Determina-tion as to the brokers with whom the Fund's orders shall be placed are made by officers of SGAM Corp. While there is no commitment or understanding to do so, subject to its policy of obtaining the best price and execution available, the Fund may use SGSC or affiliates of Societe Generale as brokers in the purchase and sale of securities. For the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Fund paid SGSC and affiliates of Societe Generale $70,290, $108,724 and $124,672, respectively, in such brokerage commissions for transactions effected on various exchanges. Such commissions paid for the fiscal year ended March 31, 1997 represented 5.8% of the aggregate brokerage commissions paid by the Fund during such year and were paid in connection with transactions representing 4.1% of the aggregate dollar amount of all transac-tions effected by the Fund during such year (including principal transactions for which no direct brokerage commissions are paid). SGSC may not, acting as principal, sell any security or other property to, or purchase any security or other property from, the Fund during such year, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Secu-rities and Exchange Commission.

  In implementing its policy of obtaining the best price and execution, the Fund may from time to time use the over-the-counter market in effecting trans-actions in securities listed on an exchange.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to obtaining prices and execution at least as favorable as those provided by other qualified brokers, SGAM Corp. may consider sales of shares of the Fund as a factor in the selection of bro-kers to execute portfolio transactions. SGAM Corp., in determining the best price and execution for a particular transaction, considers the value of re-search services provided to SGAM Corp., for the benefit of the Fund, by bro-kers and the Fund may pay commissions to such brokers in excess of the commis-sions other brokers would have charged for effecting the same transactions if an officer or officers of SGAM Corp. determine in good faith that such higher commissions are reasonable in relation to the value of the brokerage and re-search services provided by such brokers for the benefit of the Fund. Research services provided by brokers include written reports, responses to specific inquiries and interviews with analysts. These services also include invita-tions to meetings arranged by such brokers with the managements of companies in the Fund's portfolio or in which the Fund may invest. Although only re-search services provided to SGAM Corp. for the benefit of the Fund will be considered in selecting brokers to effect portfolio transactions for the Fund, these services may also be used by SGAM Corp. in servicing its other clients. Similarly, research information obtained by SGAM Corp. from brokers executing transactions on behalf of SGAM Corp's other clients may be used by SGAM Corp. in advising the Fund. SGAM Corp. also considers the furnishing of comparative performance reports and other informational reports as a factor in the selec-tion of brokers to execute portfolio transactions.

  The Fund has been advised by SGAM Corp. that it may combine brokerage orders for the Fund with orders from its other customers when placing such orders with brokers for execution. In the event orders are placed for the Fund and one or more other customers for the purchase or sale of the same security the Fund and each such other customer may share in each transaction in the propor-tion that each customer's order bears to the aggregate of such orders. The Fund's orders are accorded priority over those received from SGAM Corp. for its own account or from any of its officers, directors or employees.

  While SGAM Corp. is primarily responsible for the allocation of the broker-age business on the Fund's portfolio transactions, its policies and practices in this regard must be consistent with the foregoing and are periodically re-viewed by the Fund's Board of Directors. In this connection, the Directors pe-riodically review and discuss with SGAM Corp. the commissions paid by the Fund and, in transactions where the Fund pays commissions which are in excess of the commissions other brokers would have charged, SGAM Corp's determinations that such higher commissions are reasonable in relation to the value of the brokerage and research

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services provided for the benefit of the Fund. According to the Fund's rec-
ords, the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 1997, which was partially attributable to research serv-ices, was $2,121,994 in connection with transactions amounting to $1,127,569,932. During the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid total brokerage commissions of $1,387,206, $2,468,233 and $2,138,878, respectively.

                             CUSTODY OF PORTFOLIO

  Domestic portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105. Certain of such securities may be depos-ited in the book-entry system operated by the Federal Reserve System or with Depository Trust Company. The Fund's sub-custodian, State Street Bank and Trust, holds domestic securities issued in physical form. Pursuant to a Global Custody Agreement between the Fund and The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, NY 11245, foreign securities owned by the Fund may be held by certain foreign sub-custodians which are participants in the Global Investor Services Division of Chase and in certain foreign branches of Chase.

                             INDEPENDENT AUDITORS

  The independent auditors of the Fund are KPMG Peat Marwick LLP, Certified Public Accountants, 345 Park Avenue New York, NY 10154. KPMG Peat Marwick LLP audits the Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                             FINANCIAL STATEMENTS

  The Fund's financial statements and notes thereto appearing in the March 31, 1997 Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, Certified Public Accountants, appearing therein are incorporated by ref-erence in this Statement of Additional Information. The Fund will furnish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to the Secretary of the Fund, at 1221 Avenue of the Americas, New York, NY 10020.

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